                           POOLING AND SERVICING AGREEMENT

                                     RELATING TO

                          ATLANTIC AUTO GRANTOR TRUST 1996-A


                                        among


                       ATLANTIC AUTO THIRD FUNDING CORPORATION
                                      as Seller


                          ATLANTIC AUTO FINANCE CORPORATION
                                     as Servicer


                                         and


                               THE CHASE MANHATTAN BANK
                   as Trustee, Backup Servicer and Collateral Agent

                                _____________________


                              Dated as of June 20, 1996

                                ____________________


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                                   TABLE OF CONTENTS
                                                                        PAGE

ARTICLE I     DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . 1

    Section 1.1.   Definitions . . . . . . . . . . . . . . . . . . . . . 1
    Section 1.2.   Usage of Terms. . . . . . . . . . . . . . . . . . . .19
    Section 1.3.   Calculations. . . . . . . . . . . . . . . . . . . . .19
    Section 1.4.   Section References. . . . . . . . . . . . . . . . . .19
    Section 1.5.   Action by or Consent of Certificateholders. . . . . .19
    Section 1.6.   No Recourse . . . . . . . . . . . . . . . . . . . . .19
    Section 1.7.   Material Adverse Effect . . . . . . . . . . . . . . .19

ARTICLE II    CREATION OF TRUST. . . . . . . . . . . . . . . . . . . . .20

    Section 2.1.   Creation of Trust . . . . . . . . . . . . . . . . . .20

ARTICLE III   CONVEYANCE OF RECEIVABLES; ACCEPTANCE BY TRUSTEE; ORIGINAL
              ISSUANCE OF CERTIFICATES.. . . . . . . . . . . . . . . . .20

    Section 3.1.   Conveyance of Receivables . . . . . . . . . . . . . .20
    Section 3.2.   Custody of Receivable Files . . . . . . . . . . . . .21
    Section 3.3.   Conditions to Acceptance by Trustee . . . . . . . . .23
    Section 3.4.   Representations and Warranties of Seller. . . . . . .24
    Section 3.5.   RESERVED. . . . . . . . . . . . . . . . . . . . . . .30
    Section 3.6.   Repurchase of Receivables Upon Breach of
                   Representation and Warranty . . . . . . . . . . . . .30
    Section 3.7.   Nonpetition Covenant. . . . . . . . . . . . . . . . .31
    Section 3.8.   Collecting Lien Certificates Not Delivered on the
                   Closing Date. . . . . . . . . . . . . . . . . . . . .31

ARTICLE IV    ADMINISTRATION AND SERVICING OF RECEIVABLES. . . . . . . .31

    Section 4.1.   Duties of the Servicer. . . . . . . . . . . . . . . .31
    Section 4.2.   Collection of Receivable Payments; Modification and . .
                   Amendment of Receivables; Lockbox Agreements. . . . .33
    Section 4.3.   Realization on Defaulted Receivables. . . . . . . . .35
    Section 4.4.   Insurance . . . . . . . . . . . . . . . . . . . . . .36
    Section 4.5.   Maintenance of Security Interests in Vehicles . . . .37
    Section 4.6.   Covenants, Representations and Warranties of
                   Servicer. . . . . . . . . . . . . . . . . . . . . . .38
    Section 4.7.   Purchase of Receivables Upon Breach of Covenant or  . .
                   Representation and Warranty . . . . . . . . . . . . .40


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                                                                        PAGE
    Section 4.8.   Total Servicing Fee; Payment of Certain Expenses
                   by Servicer . . . . . . . . . . . . . . . . . . . . .40
    Section 4.9.   Servicer's Certificate. . . . . . . . . . . . . . . .41
    Section 4.10.  Annual Statement as to Compliance; Notice of Servicer
                   Termination Event. . . . . . . . . . . . . . . . .  .42
    Section 4.11.  Annual Independent Accountants' Report. . . . . . . .42
    Section 4.12.  Access to Certain Documentation and Information
                   Regarding Receivables . . . . . . . . . . . . . . . .43
    Section 4.13.  Monthly Tape. . . . . . . . . . . . . . . . . . . . .43
    Section 4.14.  Retention and Termination of Servicer . . . . . . . .44
    Section 4.15.  Fidelity Bond . . . . . . . . . . . . . . . . . . . .45

ARTICLE V     DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS. . . . . .45

    Section 5.1.   Accounts. . . . . . . . . . . . . . . . . . . . . . .45
    Section 5.2.   Collections . . . . . . . . . . . . . . . . . . . . .46
    Section 5.3.   Application of Collections. . . . . . . . . . . . . .47
    Section 5.4.   Additional Deposits . . . . . . . . . . . . . . . . .47
    Section 5.5.   Distributions . . . . . . . . . . . . . . . . . . . .47
    Section 5.6.   Net Deposits. . . . . . . . . . . . . . . . . . . . .50
    Section 5.7.   Statements to Certificateholders. . . . . . . . . . .50
    Section 5.8.   Optional Deposits by the Certificate Insurer. . . . .52

ARTICLE VI    THE SPREAD ACCOUNT AND THE POLICY. . . . . . . . . . . . .52

    Section 6.1.   Spread Account. . . . . . . . . . . . . . . . . . . .52
    Section 6.2.   Policy. . . . . . . . . . . . . . . . . . . . . . . .52
    Section 6.3.   Withdrawals from Spread Account . . . . . . . . . . .52
    Section 6.4.   Claims Under Policy . . . . . . . . . . . . . . . . .53
    Section 6.5.   Preference Claims; Direction of Proceedings . . . . .54
    Section 6.6.   Surrender of Policy . . . . . . . . . . . . . . . . .55

ARTICLE VII   THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . .55

    Section 7.1.   The Certificates. . . . . . . . . . . . . . . . . . .55
    Section 7.2.   Authentication of Certificates. . . . . . . . . . . .55
    Section 7.3.   Registration of Transfer and Exchange of
                   Certificates. . . . . . . . . . . . . . . . . . . . .55
    Section 7.4.   Mutilated, Destroyed, Lost or Stolen Certificates . .60
    Section 7.5.   Persons Deemed Owners . . . . . . . . . . . . . . . .61
    Section 7.6.   Access to List of Certificateholders' Names
                   and Addresses . . . . . . . . . . . . . . . . . . . .61
    Section 7.7.   Maintenance of Office or Agency . . . . . . . . . . .61


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                                                                        PAGE

ARTICLE VIII  THE SELLER . . . . . . . . . . . . . . . . . . . . . . . .62

    Section 8.1.   Liability of Seller . . . . . . . . . . . . . . . . .62
    Section 8.2.   Merger or Consolidation of, or Assumption of
                   the Obligations of Seller; Amendment of Certificate
                   of Incorporation. . . . . . . . . . . . . . . . . . .62
    Section 8.3.   Limitation on Liability of Seller and Others. . . . .63
    Section 8.4.   Seller May Own Certificates . . . . . . . . . . . . .63
    Section 8.5.   Seller Not to Incur Debt. . . . . . . . . . . . . . .64

ARTICLE IX    THE SERVICER . . . . . . . . . . . . . . . . . . . . . . .64

    Section 9.1.   Liability of Servicer; Indemnities. . . . . . . . . .64
    Section 9.2. Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or Backup Servicer . . .65
    Section 9.3.   Limitation on Liability of Servicer, Backup Servicer
                   and Others. . . . . . . . . . . . . . . . . . . . . .66
    Section 9.4.   Delegation of Duties. . . . . . . . . . . . . . . . .67
    Section 9.5.   Servicer and Backup Servicer Not to Resign. . . . . .67

ARTICLE X     SERVICER TERMINATION EVENTS. . . . . . . . . . . . . . . .68

    Section 10.1.  Servicer Termination Event. . . . . . . . . . . . . .68
    Section 10.2.  Consequences of a Servicer Termination Event. . . . .70
    Section 10.3.  Appointment of Successor. . . . . . . . . . . . . . .71
    Section 10.4.  Notification to Certificateholders. . . . . . . . . .72
    Section 10.5.  Waiver of Past Defaults . . . . . . . . . . . . . . .72

ARTICLE XI    THE TRUSTEE. . . . . . . . . . . . . . . . . . . . . . . .72

    Section 11.1.  Duties of Trustee . . . . . . . . . . . . . . . . . .72
    Section 11.2.  Trustee's Assignment of Administrative Receivables
                   and Warranty Receivables. . . . . . . . . . . . . . .74
    Section 11.3.  Certain Matters Affecting the Trustee . . . . . . . .74
    Section 11.4.  Trustee Not Liable for Certificates or Receivables. .75
    Section 11.5.  Trustee May Own Certificates. . . . . . . . . . . . .76
    Section 11.6.  Trustee's Fees and Expenses; Indemnification. . . . .76
    Section 11.7.  Eligibility Requirements for Trustee. . . . . . . . .77
    Section 11.8.  Resignation or Removal of Trustee . . . . . . . . . .77
    Section 11.9.  Successor Trustee . . . . . . . . . . . . . . . . . .78
    Section 11.10. Merger or Consolidation of Trustee. . . . . . . . . .79
    Section 11.11. Appointment of Co-Trustee or Separate Trustee . . . .79
    Section 11.12. Representations and Warranties of Trustee . . . . . .80
    Section 11.13. Tax Returns . . . . . . . . . . . . . . . . . . . . .81
    Section 11.14. Trustee May Enforce Claims Without Possession of
                   Certificates. . . . . . . . . . . . . . . . . . . . .81


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                                                                        PAGE

    Section 11.15. Suit for Enforcement. . . . . . . . . . . . . . . . .81
    Section 11.16. Rights to Direct Trustee. . . . . . . . . . . . . . .82

ARTICLE XII   TERMINATION. . . . . . . . . . . . . . . . . . . . . . . .82

    Section 12.1.  Termination of the Trust. . . . . . . . . . . . . . .82
    Section 12.2.  Optional Purchase of All Receivables. . . . . . . . .83

ARTICLE XIII  MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . .83

    Section 13.1.  Amendment . . . . . . . . . . . . . . . . . . . . . .83
    Section 13.2.  Protection of Title to Trust. . . . . . . . . . . . .85
    Section 13.3.  Limitation on Rights of Certificateholders. . . . . .86
    Section 13.4.  Governing Law . . . . . . . . . . . . . . . . . . . .88
    Section 13.5.  Severability of Provisions. . . . . . . . . . . . . .88
    Section 13.6.  Assignment. . . . . . . . . . . . . . . . . . . . . .88
    Section 13.7.  Certificates Nonassessable and Fully Paid . . . . . .88
    Section 13.8.  Third-Party Beneficiaries . . . . . . . . . . . . . .88
    Section 13.9.  Financial Security as Controlling Party . . . . . . .88
    Section 13.10. Counterparts. . . . . . . . . . . . . . . . . . . . .89
    Section 13.11. Notices . . . . . . . . . . . . . . . . . . . . . . .89
    Section 13.12. Successors and Assigns. . . . . . . . . . . . . . . .89


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                                      SCHEDULES

Schedule A    --   Schedule of Receivables


                                       EXHIBITS

Exhibit A     --   Form of Class A Certificate
Exhibit B     --   Form of Class B Certificate
Exhibit C     --   Form of Lockbox Agreement
Exhibit D     --   Form of Spread Account Agreement
Exhibit E     --   Form of Servicer's Certificate
Exhibit F     --   Form of Policy
Exhibit G     --   Form of Representation Letter
Exhibit H     --   Receivables Purchase Agreement and Assignment
Exhibit I     --   Lockbox Agreement
Exhibit J     --   Servicer's Request for Release


                                         -v-

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          THIS POOLING AND SERVICING AGREEMENT (this "AGREEMENT"), dated as of
June 20, 1996, is made with respect to the formation of the Atlantic Auto Grantor Trust 1996-A, among Atlantic Auto Third Funding Corporation, a Delaware corporation, as Seller (the "SELLER"), Atlantic Auto Finance Corporation, a Delaware corporation ("ATLANTIC" and, in its capacity as Servicer, the "SERVICER") and The Chase Manhattan Bank, a New York banking corporation, as Trustee ("CHASE," and in such capacity, the "TRUSTEE"), as Backup Servicer (in such capacity, the "BACKUP SERVICER") and as Collateral Agent (in such capacity, the "COLLATERAL AGENT").

          WHEREAS, the Seller wishes to establish a trust and provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution of the trust estate;

          WHEREAS, the Servicer has agreed to service the Receivables, which constitute the principal assets of the trust estate;

          WHEREAS, all things necessary to make the Certificates, when executed and authenticated by the Trustee, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done; and

          WHEREAS, Chase is willing to serve in the capacity of Trustee and Backup Servicer hereunder.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Seller, the Servicer, the Trustee and the Backup Servicer hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

          Section 1.1. DEFINITIONS. All terms defined in the Spread Account Agreement (as defined below) shall have the same meaning in this Agreement. Whenever capitalized and used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:
          AAFC: Atlantic Auto Funding Corporation, a wholly-owned subsidiary of Atlantic.

          AAFC ASSIGNMENT: The AAFC Assignment dated July 19, 1996, by AAFC in favor of Atlantic.

          ACCOUNTANTS' REPORT: The report of a firm of nationally recognized independent accountants described in Section 4.11.

          ADMINISTRATIVE RECEIVABLE: With respect to any Monthly Period, a Receivable which the Servicer is required to purchase pursuant to Section 4.7.

          ADJUSTED COMPENSATING INTEREST:  Shall have the meaning set forth in
Section 4.8(b).

          AFFILIATE: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          AGGREGATE PRINCIPAL BALANCE: With respect to any Determination Date, the sum of the Principal Balances (computed as of the related Record Date) for all Receivables (other than (i) any Receivable that became a Liquidated Receivable during the related Monthly Period and (ii) any Receivable that became a Purchased Receivable on the immediately preceding Deposit Date).

          AMOUNT AVAILABLE:  With respect to any Distribution Date, the sum of
(i) the Available Funds for the immediately preceding Determination Date, plus
(ii) the Deficiency Claim Amount, if any, received by the Trustee from the Collateral Agent with respect to such Distribution Date, plus (iii) the Policy Claim Amount, if any, received by the Trustee from the Certificate Insurer with respect to such Distribution Date.

          AMOUNT FINANCED: With respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of retail automobile installment sale contracts or promissory notes, and related costs.

          ANNUAL PERCENTAGE RATE OR APR: With respect to a Receivable, the rate per annum of finance charges stated in such Receivable as the "annual percentage rate" (within the meaning of the Federal Truth-in-Lending Act). If after the Closing Date, the rate per annum with respect to a Receivable as of the Closing Date is reduced as a result of (i) an insolvency proceeding involving the Obligor or (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, Annual Percentage Rate or APR shall refer to such reduced rate.

          ANNUAL TRUSTEE'S FEE:  Shall have the meaning set forth in Section
11.6.

          ATLANTIC: shall have the meaning set forth in the first paragraph of this Agreement.

          AVAILABLE FUNDS:  With respect to any Determination Date, the sum of
(i) the Collected Funds for such Determination Date; (ii) all Purchase Amounts deposited in the Collection Account on the related Deposit Date and (iii) any Adjusted Compensating Interest actually deposited by the Servicer into the Collection Account on such Determination Date.


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          AVERAGE DEFAULT RATE:  With respect to any Determination Date, the arithmetic average of the Default Rate for such Determination Date and the Default Rates for the two immediately preceding Determination Dates.

          AVERAGE DELINQUENCY RATIO: With respect to any Determination Date, the arithmetic average of the Delinquency Ratio for such Determination Date and the Delinquency Ratios for the two immediately preceding Determination Dates.

          AVERAGE NET LOSS RATE: With respect to any Determination Date, the arithmetic average of the Net Loss Rate for the related Monthly Period and the Net Loss Rates for the two immediately preceding Monthly Periods.

          BACKUP SERVICER: Shall have the meaning set forth in the first paragraph of this Agreement.

          BUSINESS DAY: Any day other than a Saturday, Sunday, legal holiday or other day on which banking institutions in New York, New York or any other location of any Servicer, Trustee or Collateral Agent are authorized or obligated by law, executive order or governmental decree to be closed.

          CALENDAR QUARTER: The three-month period ending on the last day of March, June, September or December.

          CERTIFICATE: Any one of the Class A Certificates or Class B Certificates executed by the Trustee on behalf of the Trust in substantially the form set forth in Exhibit A or B, respectively.

          CERTIFICATE INSURER: Financial Security Assurance Inc., a monoline insurance company incorporated under the laws of the State of New York, or any successor thereto, as issuer of the Policy.

          CERTIFICATE MAJORITY: As of any date of determination, Holders of Class A Certificates and Class B Certificates representing a majority of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or if there are no Class A Certificates outstanding, holders of Class B Certificates representing a majority of the Class B Certificate Balance as of such date.

          CERTIFICATEHOLDER OR HOLDER: The Person in whose name a Certificate is registered in the Certificate Register.

          CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed pursuant to Section 7.3.

          CLASS:  A class of Certificates.

          CLASS A CERTIFICATE: Any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit A hereto.

          CLASS A CERTIFICATE BALANCE: Initially, $45,837,000 and, thereafter, the initial Class A Certificate Balance reduced by all amounts distributed to the Class A Certificateholders and allocable to principal.

          CLASS A CERTIFICATE FACTOR: As of any Distribution Date, a six-digit decimal figure equal to the Class A Certificate Balance as of the close of business on such Distribution Date divided by the initial Class A Certificate Balance as of the Cut-off Date.

          CLASS A DISTRIBUTABLE AMOUNT: On any Distribution Date, the sum of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount.

          CLASS A INTEREST CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class A Interest Distributable Amount for such Distribution Date plus (without duplication) any outstanding Class A Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class A Interest Carryover Shortfall, to the extent permitted by law, at the Class A Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class A Certificates actually received on such current Distribution Date.

          CLASS A INTEREST DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the sum of (i) for the initial Distribution Date, twenty-six
(26) days of interest and for any Distribution Date thereafter, thirty (30) days of interest, in any case calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Class A Pass-Through Rate on the Class A Certificate Balance as of the close of business on the last day of the preceding Monthly Period and (ii) any outstanding Class A Interest Carryover Shortfall.

          CLASS A PASS-THROUGH RATE: 6.70% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

          CLASS A PERCENTAGE:  97%.

          CLASS A PRINCIPAL CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class A Principal Distributable Amount plus any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class A Certificates actually received on such current Distribution Date.

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, without duplication, the sum of the Class A Percentage of (i) the principal portion of all Collected Funds received during the immediately preceding Monthly Period (other than Liquidated Receivables and Purchased Receivables) including the principal portion of all prepayments, (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Monthly Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amount of all Receivables that became Purchased Receivables as of the immediately preceding Record Date, plus, in the sole discretion of the Certificate Insurer, the principal portion of the Purchase Amount as of the immediately preceding Record Date of all the Receivables that were required to be purchased pursuant to Sections 3.6 and 4.7 as of the immediately preceding Record Date but were not so purchased and (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Monthly Period. With respect to the Final Distribution Date, the amount described in the preceding paragraph or, if greater, the amount necessary to reduce the Class A Certificate Balance to zero on such Final Distribution Date.

          CLASS B CERTIFICATE: Any one of the Certificates executed by the Trust and authenticated by the Trustee in substantially the form set forth in Exhibit B hereto.

          CLASS B CERTIFICATE BALANCE: Initially, $1,417,958.27 and, thereafter, the initial Class B Certificate Balance, reduced by (x) all amounts distributed to Class B Certificateholders and allocable to principal and (y) on any Distribution Date on which (i) the sum of the Class A Certificate Balance and the Class B Certificate Balance as of such Distribution Date, after taking into account all distributions to be made on such Distribution Date, exceeds
(ii) the Pool Balance with respect to the immediately preceding Monthly Period, the amount of such excess.

          CLASS B CERTIFICATE FACTOR: As of any Distribution Date, a six-digit decimal figure equal to the Class B Certificate Balance as of the close of business on such Distribution Date divided by the initial Class B Certificate Balance.

          CLASS B DISTRIBUTABLE AMOUNT: On any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

          CLASS B INTEREST CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class B Interest Distributable Amount for such Distribution Date plus (without duplication) any outstanding Class B Interest Carryover Shortfall from the preceding Distribution Date plus interest on such outstanding Class B Interest Carryover Shortfall, to the extent permitted by law, at the Class B Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, over the amount of interest that the holders of the Class B Certificates actually received or was deposited in the Class B Sub-account on such current Distribution Date.

          CLASS B INTEREST DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, the sum of (i) for the initial Distribution Date, twenty-six (26) days of interest and for any Distribution Date thereafter, thirty (30) days of interest, in any case calculated on the basis of a 360-day year consisting of twelve 30-day months, at the Class B Pass-Through Rate on the Class B Certificate Balance as of the close of business on the last day of the preceding Monthly Period LESS the portion thereof, if any, deposited in the Class B Sub-account pursuant to Section 5.5(a)(vii) on such Distribution Date and (ii) any outstanding Class B Interest Carryover Shortfall.

          CLASS B PASS-THROUGH RATE: 9.20% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

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          CLASS B PERCENTAGE:  3%.

          CLASS B PRINCIPAL CARRYOVER SHORTFALL: As of the close of business on any Distribution Date, the excess of the Class B Principal Distributable Amount plus any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal that the holders of the Class B Certificates actually received or that was deposited in the Class B Sub-account on such current Distribution Date.

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT: With respect to any Distribution Date, without duplication, the Class B Percentage of: the sum of
(a) (i) the principal portion of all Collected Funds received during the immediately preceding Monthly Period (other than Liquidated Receivables and Purchased Receivables) including the principal portion of all prepayments, (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Monthly Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amount of all Receivables that became Purchased Receivables as of the immediately preceding Record Date, and (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Monthly Period LESS (b) the portion thereof, if any, deposited in the Class B Sub-account pursuant to Section 5.5(a)(vii) on such Distribution Date.

          CLASS B SUB-ACCOUNT:  The Class B Sub-account of the Spread Account.

          CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934.

          CLOSING DATE:  July 19, 1996.

          COLLATERAL AGENT: The Collateral Agent named in the Spread Account Agreement, and any successor thereto pursuant to the terms of the Spread Account Agreement.

          COLLATERAL INSURANCE: Shall have the meaning set forth in Section 4.4(b).

          COLLECTED FUNDS: With respect to any Determination Date, the amount of funds in the Collection Account representing collections on the Receivables during the related Monthly Period, including all Liquidation Proceeds collected during the related Monthly Period (but excluding any Purchase Amounts).

          COLLECTION ACCOUNT: The account designated as the Collection Account in, and which is established and maintained pursuant to, Section 5.1.

          COLLECTION RECORDS: All manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

          COMPENSATING INTEREST: With respect to all Receivables for which the Scheduled Payment for any Monthly Period is received prior to the date on which such Scheduled Payment is due or for which any prepayment is otherwise received, an amount equal to the aggregate of the positive differences, if any, with respect to each such Receivable between (x) the sum of (a) 30 days' interest at an interest rate equal to the weighted average of the Class A Pass-Through Rate and the Class B Pass-Through Rate (weighted by relative Class A Certificate Principal Balance and Class B Certificate Principal Balance) on the Principal Balance of each such Receivable as of the first day of the related Monthly Period and (b) the product of (i) one twelfth of (A) the sum of the Servicing Fee Rate and (B) the per annum rate at which the Premium (as such term is defined in the Insurance Agreement) is calculated pursuant to the Premium Letter and (ii) the Principal Balance of such Receivable as of the first day of the related Monthly Period and (y) the product of (i) the interest actually paid by the related Obligor with respect to such Receivable with respect to such Monthly Period and (ii) a fraction, the numerator of which is the sum of (a) such weighted average of the Class A Pass-Through Rate and the Class B
Pass-Through Rate referred to in (x)(a) above, (b) the Servicing Fee Rate and
(c) the per annum rate at which the Premium (as such term is defined in the Insurance Agreement) is calculated pursuant to the Premium Letter, and the denominator of which is the APR of such Receivable.

          COMPUTER TAPE OR LISTING: The computer tape or listing generated on behalf of the Seller which provides information relating to the Receivables and which was used by the Seller and Atlantic in selecting the Receivables conveyed to the Trust hereunder.

          CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at 4 Chase Metrotech Center - 3rd Floor, Brooklyn, New York 11245. The telecopy number for the Corporate Trust Office on the Closing Date is (718) 242-3529.

          CRAM DOWN LOSS: With respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the scheduled payments to be made on a Receivable, an amount equal to the excess of the principal balance of such Receivable immediately prior to such order over the principal balance of such Receivable as so reduced or the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the scheduled payments as so modified or restructured. A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

          CUSTODIAN: Initially Safesite Records Management Corporation, as Custodian on behalf of the Trustee pursuant to the Custodial Agreement or any successor thereto.

          CUSTODIAL AGREEMENT: The Custodial Agreement dated as of June 20, 1996, among the Custodian, the Seller, the Trustee and the Servicer, and acknowledged by the Certificate Insurer.

          CUSTODIAL RECEIVABLE FILES:  Shall have the meaning set forth in
Section 3.2(a).

          CUT-OFF DATE:  The close of business on June 20, 1996.

          CUT-OFF DATE PRINCIPAL BALANCE:  $47,254,958.27.

          CXC:  CXC Incorporated, a Delaware corporation.

          CXC ASSIGNMENT: That certain Assignment dated July 19, 1996, by CXC, in favor of Atlantic.

          DEALER: A seller of new or used automobiles or light trucks that originated one or more of the Receivables and sold the respective Receivable, directly or indirectly, to Atlantic.

          DEALER AGREEMENT: An agreement by and among Atlantic and a Dealer relating to the sale of retail installment sale contracts and installment notes to Atlantic and all documents and instruments relating thereto.

          DEALER ASSIGNMENT: With respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to Atlantic.

          DEALER UNDERWRITING GUIDE: Means the underwriting manual used by Atlantic in the purchase of Receivables as amended from time to time.

          DEFAULT RATE: With respect to any Determination Date and based on such information provided in the Servicer's Certificate under Section 4.9(b), the product of (x) twelve and (y) a fraction (i) the numerator of which is the sum of (a) the aggregate Principal Balances (as of the related Record Date) of all Receivables which became Defaulted Receivables during the related Monthly Period and (b) the aggregate Principal Balances (as of the related repurchase date) of Receivables that became Purchased Receivables during the related Monthly Period that were more than 30 days delinquent with respect to $25.00 or more of a Scheduled Payment at the time of such repurchase hereunder and (ii) the denominator of which is a fraction (a) the numerator of which is the sum of
(l) the aggregate Principal Balances of the Receivables as of the first day of the related Monthly Period and (2) the aggregate Principal Balances of the Receivables as of the Record Date and (b) the denominator of which is two.

          DEFAULTED RECEIVABLE: With respect to any Determination Date, a Receivable with respect to which: (i) $25.00 or more of a Scheduled Payment is more than 90 days delinquent, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption period has expired) or (iii) such Receivable is in default and the Servicer has determined in good faith that payments thereunder are not likely to be resumed; PROVIDED, HOWEVER, that a Receivable shall not be a Defaulted Receivable if the Servicer has determined in good faith that insurance proceeds with respect to such Receivable are likely to be paid.

          DEFICIENCY CLAIM AMOUNT: Shall have the meaning set forth in Section 6.3(a).

          DEFICIENCY CLAIM DATE: With respect to any Distribution Date, the fourth Business Day immediately preceding such Distribution Date.

          DEFICIENCY NOTICE:  Shall have the meaning set forth in Section
6.3(a).

          DELINQUENCY RATIO:  With respect to any Determination Date, a fraction
(a) the numerator of which is equal to the aggregate Principal Balances (as of the related Record Date) of all Receivables that were more than 30 days delinquent with respect to $25.00 or more of a Scheduled Payment and (b) the denominator of which is equal to the aggregate Principal Balances of the Receivables as of the related Record Date.

          DEPOSIT DATE: With respect to any Monthly Period, the Business Day immediately preceding the related Determination Date.

          DEPOSITORY: The depository designated for the book-entry Certificates or a nominee thereof.

          DETERMINATION DATE: With respect to a Monthly Period, the sixth Business Day prior to the related Distribution Date.

          DISTRIBUTION AMOUNT:  With respect to a Distribution Date, the sum of
(i) the Available Funds for such Distribution Date, plus (ii) the Deficiency Claim Amount, if any, received by the Trustee with respect to such Distribution Date.

          DISTRIBUTION DATE: With respect to a Monthly Period, the 15th day of the next succeeding calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day, commencing August 15, 1996.

          DRAW DATE: With respect to any Distribution Date, the third Business Day (as defined in the Policy) immediately preceding such Distribution Date.

          ELECTRONIC LEDGER: The electronic master record of the retail installment sales contracts or installment loans of the Servicer.

          ELIGIBLE ACCOUNT: (i) A segregated trust account that is maintained with a depository institution acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing), or (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Certificate Insurer. In either case, such depository institution or trust company shall have been approved by the Controlling Party (as defined in the Spread Account Agreement), acting in its discretion, by written notice to the Collateral Agent.

          ELIGIBLE INVESTMENTS: Any one or more of the following types of investments:

               (i) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States;

               (ii) demand or time deposits in, certificates of deposit of, or bankers' acceptances issued by any depository institution or trust company organized under the laws of the United States or any State and subject to supervision and examination by federal and/or state banking authorities (including, if applicable, the Trustee or any agent of the Trustee acting in their respective commercial capacities); PROVIDED that the short-term unsecured debt obligations of such depository institution or trust company at the time of such investment, or contractual commitment providing for such investment, are rated AAA by Standard & Poor's and Aaa by Moody's;

               (iii) repurchase obligations pursuant to a written agreement
     (1) with respect to any obligation described in clause (i) above, where the Trustee has taken actual or constructive delivery of such obligation in accordance with Section 5.1, and (2) entered into with a depository institution or trust company organized under the laws of the United States or any State thereof, the deposits of which are insured by the Federal Deposit Insurance Corporation and the short-term unsecured debt obligations of which are rated "A-1+" by Standard & Poor's and "P-1" by Moody's (including, if applicable, the Trustee or any agent of the Trustee acting in their respective commercial capacities);

               (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State whose long-term unsecured debt obligations are rated AAA by Standard & Poor's and Aaa by Moody's at the time of such investment or contractual commitment providing for such investment; PROVIDED, HOWEVER, that securities issued by any particular corporation will not be Eligible Investments to the extent that an investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Collection Account to exceed 10% of the Eligible Investments held in the Collection Account (with Eligible Investments held in the Collection Account valued at par);

               (v) commercial paper that (1) is payable in United States dollars and (2) is rated A-1+ by Standard & Poor's and Prime-1 by Moody's;

               (vi) subject to the prior written consent of the Certificate Insurer, money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, from each of the Rating Agencies in the highest investment category granted thereby; and

               (vii) any other demand or time deposit, obligation, security or investment as may be acceptable to the Certificate Insurer, as evidenced by the prior written consent of the Certificate Insurer, as may from time to time be confirmed in writing to the Trustee by the Certificate Insurer upon notification to each of Moody's and Standard and Poor's.

          ELIGIBLE SERVICER: Atlantic, the Backup Servicer or another Person which at the time of its appointment as Servicer, in the opinion of the Certificate Insurer, (i) is servicing a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sales contracts and/or motor vehicle installment loans similar to the Receivables with reasonable skill and care, and (iv) is qualified and entitled to use, pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or otherwise has available software which is adequate to perform its duties and responsibilities under this Agreement.

          FINAL DISTRIBUTION DATE:  The Distribution Date in September 2002.

          FINANCED VEHICLE: A new or used automobile or light truck, van or mini-van together with all accessories thereto, securing or purporting to secure an Obligor's indebtedness under a Receivable.

          FRACTIONAL UNDIVIDED INTEREST: The fractional undivided interest in the Trust that is evidenced by a Certificate.

          GUARANTEED DISTRIBUTIONS: Shall have the meaning set forth in the Policy.

          INDEMNIFICATION AGREEMENT: The Indemnification Agreement, dated as of June 20, 1996, among the Certificate Insurer, the Seller and Donaldson, Lufkin & Jenrette Securities Corporation.

          INDEPENDENT ACCOUNTANTS: Shall have the meaning set forth in Section 4.11(a).

          INITIAL PURCHASER AGREEMENT: The Purchase Agreement, dated as of July 19, 1996, between the Seller and the initial purchaser of the Class A Certificates.

          INSURANCE AGREEMENT: The Insurance and Indemnity Agreement, dated as of June 20, 1996, among the Certificate Insurer, the Seller and Atlantic.

          INSURANCE AGREEMENT EVENT OF DEFAULT: An "Event of Default" as defined in the related Insurance Agreement.

          INSURANCE POLICY: With respect to a Receivable, any insurance policy (including the insurance policies described in Section 3.4(a)(xxiii)) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

          INSURER DEFAULT: The occurrence and continuance of any of the following events:

          (a) The Certificate Insurer shall have failed to make a payment required under the Policy in accordance with its terms;

          (b) The Certificate Insurer shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or

          (c) A court of competent jurisdiction, the New York Department of Insurance or other competent regulatory authority shall have entered a final and nonappealable order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Certificate Insurer or for all or any material portion of its property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Certificate Insurer (or the taking of possession of all or any material portion of the property of the Certificate Insurer).

          LIEN: Any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law.

          LIEN CERTIFICATE: With respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

          LIQUIDATED RECEIVABLE: With respect to any Monthly Period, a Receivable as to which (i) more than 60 days have elapsed since the Servicer repossessed the Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) $25.00 or more of a Scheduled Payment shall have become more than 120 days delinquent, or in the case of an Obligor who is subject to bankruptcy proceedings, more than 210 days delinquent or (iv) the Financed Vehicle has been sold and the proceeds received. Any Receivable that becomes a Purchased Receivable on or before the related Deposit Date shall not be a Liquidated Receivable.

          LIQUIDATION PROCEEDS: With respect to a Liquidated Receivable, all amounts realized with respect to such Receivable (other than amounts withdrawn from the Spread Account and drawings under the Policy) net of amounts that are required to be refunded to the Obligor on such Receivable; PROVIDED, HOWEVER, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

          LOCKBOX ACCOUNT: An account maintained by the Lockbox Bank pursuant to Section 4.2(d).

          LOCKBOX AGREEMENT: The Amended and Restated Lockbox Agreement, dated as of June 14, 1996, among Atlantic, AAFC, Atlantic Auto Second Funding Corporation, Citicorp North America Inc., Morgan Guaranty Trust Company of New York and the Lockbox Bank, as supplemented by the Assignment thereto dated July 19, 1996 among Atlantic, the Seller, the Lockbox Bank, the Trustee and the Certificate Insurer, each in the form attached as Exhibit C hereto, or any other agreement, in form and substance acceptable to the Certificate Insurer, or if an Insurer Default shall have occurred and be continuing, to a Certificate Majority.

          LOCKBOX BANK: Marine Midland Bank or any other depository institution named by the Servicer and, so long as an Insurer Default shall not have occurred and be continuing, acceptable to the Certificate Insurer, or, if an Insurer Default shall have occurred and be continuing, to a Certificate Majority.

          MONTHLY PERIOD: A calendar month. With respect to a Determination Date or a Distribution Date, the calendar month preceding the month in which such Determination Date or Distribution Date occurs (such calendar month being referred to as the "related" Monthly Period with respect to such Determination Date or Distribution Date). Any amount stated "as of the close of business of the last day of a Monthly Period" shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections, and (ii) all distributions.

          MONTHLY RECORDS: All records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each
Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; amount of Scheduled Payment; current Insurance Policy expiration date; and past due late charges.

          MOODY'S:  Moody's Investors Service, Inc., or any successor thereto.

          NET LOSS RATE: For any Monthly Period, the product, expressed as a percentage, of twelve multiplied by a fraction, the numerator of which is equal to (i) the sum of (a) the aggregate of the Principal Balances as of the related Record Date of all Receivables that became Liquidated Receivables during the related Monthly Period and (b) the amount of any Cram Down Losses during such Monthly Period less (ii) the Liquidation Proceeds received by the Trust with respect to Receivables which became Liquidated Receivables in prior Monthly Periods, and the denominator of which is equal to the average of the Aggregate Principal Balance as of the related Record Date and the Aggregate Principal Balance as of the first day of the related Monthly Period.

          NOTICE OF CLAIM: A written or telecopied notice from the Trustee to the Certificate Insurer, substantially in the form of Exhibit A to the Policy.

          OBLIGOR: The purchaser or the co-purchasers of the Financed Vehicle and any other Person or Persons who are primarily or secondarily obligated to make payments under a Receivable.

          OFFERING MEMORANDUM: The Offering Memorandum, dated July 12, 1996 relating to the Class A Certificates.

          OFFICER'S CERTIFICATE: A certificate signed by the chairman of the board, the vice chairman, the president, the chief financial officer or any executive vice president.

          OPINION OF COUNSEL: A written opinion of counsel reasonably acceptable to the Certificate Insurer, which opinion is acceptable in form and substance to the Trustee and, if such opinion or a copy thereof is required by the provisions of this Agreement to be delivered to the Certificate Insurer, to the Certificate Insurer.

          OUTSTANDING AMOUNT: The sum of the Class A Certificate Balance and the Class B Certificate Balance.

          PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          PERSON: Any legal person, including any individual, corporation, partnership, joint venture, estate, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

          POLICY: The financial guaranty insurance policy number 50489N issued by the Certificate Insurer to the Trustee for the benefit of the Class A Certificateholders, including any endorsements thereto.

          POLICY CLAIM AMOUNT:  Shall have the meaning set forth in Section
6.4(a).

          POLICY PAYMENTS ACCOUNT: The account designated as the Policy Payments Account in, and which is established and maintained pursuant to,
Section 5.1.

          POOL BALANCE: As of the close of business on the last day of a Monthly Period, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables).

          POOL FACTOR: With respect to any Distribution Date, a six digit decimal figure equal to, as applicable, the Class A Certificate Balance as of such Distribution Date (after giving effect to distributions of principal on such date) divided by the Class A Certificate Balance as of the Closing Date, or the Class B Certificate Balance as of such Distribution Date (after giving effect to distributions of principal on such date) divided by the Class B Certificate Balance as of the Closing Date.

          PREFERENCE CLAIM:  Shall have the meaning set forth in Section 6.5(b).

          PREMIUM LETTER: The premium letter, dated the Closing Date among the Certificate Insurer, Atlantic, the Seller and the Trustee relating to the payment of certain fees and expenses of the Certificate Insurer.

          PRINCIPAL BALANCE: With respect to any Receivable, as of any date, the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable, and (ii) any Cram Down Loss in respect of such Receivable.

          PURCHASE AMOUNT: With respect to a Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable as of the date of purchase.

          PURCHASED RECEIVABLE: As of any Record Date, any Receivable that became a Warranty Receivable or Administrative Receivable as of such Record Date (or which the Seller or the Servicer has elected to purchase as of an earlier Record Date, as permitted hereunder) and as to which the Purchase Amount has been deposited in the Collection Account by the Seller, Atlantic or the Servicer, as applicable, on or before the related Deposit Date.

          RATING AGENCY:   Each of Moody's and Standard & Poor's, so long as
such Persons maintain a rating on the Certificates; and if either Moody's or Standard & Poor's no longer maintains a rating on the Certificates, such other nationally recognized statistical rating organization selected by the Seller and (so long as an Insurer Default shall not have occurred and be continuing) acceptable to the Certificate Insurer.

          RECEIVABLE: A retail installment sale contract or promissory note (and related security agreement) for a new or used automobile, light-duty truck, van or mini-van (and all accessories thereto) that is included in the Schedule of Receivables, and all rights and obligations under such contract, but not including (i) any Liquidated Receivable (other than for purposes of calculating, as applicable, the Class A Principal Distributable Amount and the Class B Principal Distributable Amount hereunder), or (ii) any Purchased Receivable on or after the Record Date immediately preceding the Deposit Date on which payment of the Purchase Amount is made in connection therewith pursuant to Section 5.4.

          RECEIVABLE FILE: The documents, electronic entries, instruments and writings listed in Section 3.2 pertaining to a particular Receivable.

          RECEIVABLES PURCHASE AGREEMENT: The Receivables Purchase Agreement and Assignment, dated as of June 20, 1996, between Atlantic and the Seller relating to the purchase by the Seller from Atlantic of the Receivables as set forth in Exhibit I.

          RECORD DATE: With respect to any Determination Date or Distribution Date, the last day of the immediately preceding calendar month.

          REGISTRAR OF TITLES: With respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

          RELATED DOCUMENTS: The Certificates, the Receivables Purchase Agreement, the Indemnification Agreement, the Spread Account Agreement, the Insurance Agreement, the AAFC Assignment, the CXC Assignment, the Lockbox Agreement, the Premium Letter and the Custodial Agreement. The Related Documents to be executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

          REPURCHASE EVENTS: The occurrence of a breach of any of the Seller's or the Servicer's representations and warranties in this Agreement which requires the repurchase of a Receivable by the Seller or the Servicer pursuant hereto or Atlantic pursuant to the Receivables Purchase Agreement.

          REQUIRED DEPOSIT RATING: A rating on short-term unsecured debt obligations of "P-1" by Moody's and at least "A-1+" by Standard & Poor's (or such other rating as may be acceptable to the Rating Agencies and, so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer) so as to not affect the rating on the Certificates.

          REQUISITE AMOUNT: Shall have the meaning set forth in the Spread Account Agreement.

          RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer of the Trustee assigned by the Trustee to administer its corporate trust affairs relating to the Trust. When used with respect to any other Person that is not an individual, the President, any Vice-President or Assistant Vice-President or the Controller of such Person, or any other officer or employee having similar functions.

          SCHEDULE OF RECEIVABLES: The schedule of all retail installment sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A.


          SCHEDULED PAYMENT: With respect to any Monthly Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Monthly Period. If after the Closing Date, the Obligor's obligation under a Receivable with respect to a Monthly Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Payment with respect to such Monthly Period shall refer to the Obligor's payment obligation with respect to such Monthly Period as so modified.

          SELLER: Shall have the meaning set forth in the first paragraph of this Agreement.

          SELLER SUB-ACCOUNT:  The Seller Sub-account of the Spread Account.

          SELLER SUB-ACCOUNT SPREAD DEPOSIT AMOUNT: Means as of any Distribution Date the lesser of (i) the positive difference if any between (a) the Requisite Amount as of the related Determination Date and (b) the amount on deposit in the Seller Sub-account of the

Spread Account (after giving effect to any withdrawals from the Seller Sub-account on such Distribution Date); and (ii) the positive difference, if any, between (a) Available Funds (after giving effect to any distributions pursuant to Section 5.5(a) (i) through (v)) and (b) the sum of the Class B Interest Distributable Amount, the Class B Principal Distributable Amount and the Class B Principal Carryover Shortfall, if any, in each case for such Distribution Date.

          SERIES:  The Certificates issued pursuant to this Agreement.

          SERVICER: Shall have the meaning set forth in the first paragraph of this Agreement.

          SERVICER EXTENSION NOTICE: The notice delivered pursuant to Section 4.14.

          SERVICER RECEIVABLE FILES:  Shall have the meaning set forth in
Section 3.2(b).

          SERVICER'S CERTIFICATE: With respect to each Determination Date, a certificate, completed by and executed on behalf of the Servicer, in accordance with Section 4.9, substantially in the form attached hereto as Exhibit E.

          SERVICER TERMINATION EVENT:  An event described in Section 10.1.

          SERVICING FEE: With respect to any Monthly Period, the fee payable to the Servicer for services rendered during such Monthly Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Aggregate Principal Balance as of the last day of the immediately proceeding Monthly Period.

          SERVICING FEE RATE: 1% per annum, payable monthly at one-twelfth of the annual rate.

          SERVICING PROCEDURES MANUAL: Means the servicing manual used by Atlantic in the servicing of the Receivables as amended from time to time.

          SIMPLE INTEREST METHOD: The method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on a 30 day month and 360 days in the calendar year) elapsed since the preceding payment under the obligation was made.

          SIMPLE INTEREST RECEIVABLE: A Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

          SPREAD ACCOUNT: The Spread Account established and maintained pursuant to the Spread Account Agreement. The Spread Account shall in no event be deemed part of the Trust Property. The Spread Account will be pledged by the Seller to the Trustee, in its capacity as Seller and as agent of the Class B Certificateholders to the extent they have an interest therein.

          SPREAD ACCOUNT AGREEMENT: The Master Spread Account Agreement, dated as of June 20, 1996, among the Seller, the Certificate Insurer, the Collateral Agent and the Trustee substantially in the form attached hereto as Exhibit D, as the same may be amended, supplemented or otherwise modified in accordance with the terms thereof.

          STANDARD & POOR'S: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or any successor thereto.

          SUPPLEMENTAL SERVICING FEE: With respect to any Monthly Period, (i) all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Monthly Period and (ii) the net realized earnings on all investments of funds deposited in the Collection Account.

          THIS AGREEMENT: Shall have the meaning set forth in the first paragraph of this Agreement.

          TOTAL SERVICING FEE: The sum of the Servicing Fee and the Supplemental Servicing Fee.

          TRIGGER EVENT: Shall have the meaning set forth in the Spread Account Agreement.

          TRUST:  Shall have the meaning set forth in Section 2.1.

          TRUST PROPERTY: The property and proceeds of every description conveyed pursuant to Section 3.1, together with certain moneys paid after the Cut-off Date through the Closing Date, the Policy, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account and certain other rights under this Agreement. Although the Seller, on behalf of itself in respect of the Seller Sub-account and on behalf of the Class B Certificateholders in respect of the Class B Sub-account, has pledged the Spread Account to the Trustee and the Certificate Insurer pursuant to the Spread Account Agreement, the Spread Account shall not under any circumstances be deemed to be a part of or otherwise includable in the Trust or the Trust Property.

          TRUSTEE: Shall have the meaning set forth in the first paragraph of this Agreement.

          UCC: The Uniform Commercial Code as in effect in the relevant jurisdiction.

          WARRANTY RECEIVABLE: With respect to any Monthly Period, a Receivable which the Seller has become obligated to repurchase pursuant to Section 3.6 or 3.2.

          Section 1.2. USAGE OF TERMS. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."

          Section 1.3. CALCULATIONS. All calculations of the amount of interest accrued on the Certificates and all calculations of the amount of the Servicing Fee shall be made on the basis of a 360-day year consisting of twelve 30-day months. All references to the Principal Balance of a Receivable as of a Record Date shall refer to the close of business on such day.

          Section 1.4. SECTION REFERENCES. All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

          Section 1.5. ACTION BY OR CONSENT OF CERTIFICATEHOLDERS. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate registered in the name of the Seller, Atlantic or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite Fractional Undivided Interest necessary to effect any such action or consent has been obtained; PROVIDED, HOWEVER, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Certificates which the Trustee actually knows to be so owned shall be so disregarded.

          Section 1.6. NO RECOURSE. No recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer, or director, as such, of the Seller, Atlantic, the Servicer or the Trustee or of any predecessor or successor of the Seller, Atlantic, the Servicer or the Trustee.

          Section 1.7. MATERIAL ADVERSE EFFECT. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the insurance provided by the Policy. Whenever a determination is to be made under this Agreement whether a breach of a representation, warranty or covenant has or could have a material adverse effect on a Receivable or the interest therein of the Trust, the Certificateholders or the Certificate Insurer (or any similar or analogous determination), such determination shall be made by the Certificate Insurer in its sole discretion, or, if an Insurer Default shall have occurred and be continuing, by a Certificate Majority.

                                      ARTICLE II

                                  CREATION OF TRUST

          Section 2.1. CREATION OF TRUST. The Seller does hereby create and establish, pursuant to the laws of the State of New York and this Agreement a trust (the "TRUST"), which for convenience shall be known as "Atlantic Auto Grantor Trust 1996-A."

                                     ARTICLE III

                  CONVEYANCE OF RECEIVABLES; ACCEPTANCE BY TRUSTEE;
                          ORIGINAL ISSUANCE OF CERTIFICATES

          Section 3.1. CONVEYANCE OF RECEIVABLES. (a) Subject to the terms and conditions of this Agreement, the Seller hereby sells, transfers, assigns, and otherwise conveys to the Trustee, in trust for the benefit of the Certificateholders, without recourse (but without limitation of its obligations in this Agreement), all of the right, title and interest of the Seller in and to the Receivables, all moneys at any time paid or payable thereon or in respect thereof after the Cut-off Date (including amounts due on or before the Cut-off Date but received by Atlantic or the Seller after the Cut-off Date), an assignment of security interests of Atlantic in the Financed Vehicles, the Insurance Policies and any proceeds from any Insurance Policies relating to the Receivables, the Obligors or the Financed Vehicles, including rebates of premiums, all Collateral Insurance relating to the Receivables, rights of Atlantic against Dealers with respect to the Receivables under the Dealer Agreements and the Dealer Assignments, all items contained in the Receivable Files, any and all other documents that Atlantic keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles, property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trust pursuant to liquidation of such Receivable, all of which have been conveyed to the Seller pursuant to the Receivables Purchase Agreement, together with all rights of the Seller under the Receivables Purchase Agreement and all proceeds of the foregoing. It is the intention of the Seller that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other Trust Property from the Seller to the Trust and the beneficial interest in and title to the Receivables and the other Trust Property shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this
Section 3.1 for the benefit of the Certificateholders. The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller that it intends to establish (for Federal tax purposes) a trust, rather than an association taxable as a corporation. The powers granted and obligations undertaken in this Agreement shall be construed so as to further such intent.

          (b) The Seller hereby directs the Trustee to, and the Trustee does hereby, accept the Trust Property conveyed by the Seller pursuant to this
Section 3.1. The Trustee declares that the Trustee shall hold such Trust Property upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

          Section 3.2. CUSTODY OF RECEIVABLE FILES. (a) In connection with the sale, transfer and assignment of the Receivables and the other Trust Property to the Trust pursuant to this Agreement, the Seller shall deliver to the Custodian, on behalf of the Trustee, the following documents or instruments in its possession which shall be delivered to the Custodian on or before the Closing Date with respect to each Receivable (the "Custodial Receivable Files"):

               (i) the fully executed original of the Receivable (together with any agreements modifying the Receivable, including without limitation any extension agreements) :

               (a)  without any stamp or endorsement; or

               (b) in the case of any Receivable previously endorsed to any party other than the Trust or the Trustee, the Receivable shall be endorsed by the Custodian, "Pay to the order of The Chase Manhattan Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 20, 1996, among Atlantic Auto Finance Corporation, as Servicer, Atlantic Auto Third Funding Corporation, as Seller and The Chase Manhattan Bank, as Trustee" and signed in the name of Atlantic; or

               (c) in the case of any Receivable endorsed on an allonge to any party other than the Trust or the Trustee, the allonge shall be removed; and

               (ii) the Lien Certificate, or, if not yet received, a copy of an application therefor or a written representation from the Dealer certifying as to the application therefor, showing Atlantic as secured party and such documents, if any, that Atlantic keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of Atlantic as first lien holder or secured party.

          (b) In connection with the sale, transfer and assignment of the Receivables and other Trust Property to the Trust pursuant to this Agreement, the Servicer shall retain, on behalf of the Trustee, the following documents or instruments in its possession with respect to each Receivable (the "Servicer Receivables Files" and, collectively with the Custodial Receivables Files, the "Receivables Files"):

               (i)  documents evidencing or relating to any Insurance Policy;
     and

               (ii) the original credit application of each Obligor, on Atlantic's customary form, or on a form approved by Atlantic for such Application.

          The Servicer agrees that it shall duly discharge its duties of receiving and holding the Servicer Receivable Files in accordance with this Agreement. As to any matters not expressly provided for by this Agreement with respect to the Servicer Receivable Files, the Servicer shall be required to act or to refrain from acting (and shall be fully protected in so acting) upon the written instructions of the Trustee, provided that the Trustee shall only deliver such written instructions following its receipt of the prior written consent of the Certificate Insurer with respect to such instructions.

          The Servicer acknowledges that with respect to each Receivable identified in the Schedule of Receivables (i) it has possession of the applicable Servicer Receivables File and (ii) such Servicer Receivables File contains the documents referred to in this Section 3.2(b). The Servicer declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto as Servicer on behalf of the Trustee in trust for the use and benefit of all present and future Certificateholders and the Certificate Insurer, as their interests may appear. If at a later date the Servicer is unable to locate a file for a Receivable, or finds that a file is unrelated to the Receivables identified in the Schedule of Receivables or that any of the documents referred to in this Section 3.2(b) are not contained in a Servicer Receivable File, the Servicer shall inform the Seller, the Trustee and the Certificate Insurer promptly, in writing, of the failure to locate a file with respect to such Receivable (or of the failure of any of the aforementioned documents to be included in the Servicer Receivable File) or shall return to the Seller any file unrelated to a Receivable identified in the Schedule of Receivables (it being understood that the Servicer's obligation to review the contents of any Servicer Receivable File shall be limited as set forth in the preceding sentence). Unless such defect with respect to such Servicer Receivable File shall have been cured by the 30th day following discovery thereof by the Servicer, the Seller shall repurchase any such Receivable as of such 30th day. In consideration of the purchase of the Receivable, the Seller shall remit the Purchase Amount, in the manner specified in Section 5.4. The sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach pursuant to this Section 3.2(b) shall be to require the Seller to purchase the Receivable. Upon receipt of the Purchase Amount and written instructions from the Servicer, the Servicer shall release to the Seller or its designee the related Servicer Receivable File and shall execute and deliver all reasonable instruments to transfer or assign, without recourse, as are prepared by the Seller and delivered to the Trustee and are necessary to vest in the Seller or such designee as directed by the Seller, title to the Receivable.

          Without in any way limiting the respective rights of the Trustee, the Certificate Insurer and the Backup Servicer under Section 4.12 or otherwise set forth in this Agreement, at any time and from time to time upon the giving of twenty-four (24) hours' notice, during normal business hours, the Trustee, the Certificate Insurer and the Backup Servicer and any of their respective agents, employees or representatives (including, without limitation, an independent accounting firm performing an audit of the Servicer), shall have the right (i) to visit the office of the Servicer where the Servicer Receivable Files are kept, (ii) to examine the facilities for the storage and safekeeping thereof, (iii) to review the procedures with which such documents are stored and catalogued, (iv) to examine and make copies of and abstracts from such documents, and (v) to discuss matters relating to the Servicer Receivable Files and the Servicer's performance hereunder with any of the officers or employees of the Servicer having knowledge of such matters.

          (c) Upon payment in full of any Receivable, the Servicer will notify the Custodian and the Trustee by an Officer's Certificate (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 3.1 have been so deposited) and shall request delivery by the Custodian of the Receivable and Custodial Receivable File to the Servicer. From time to time as appropriate for servicing and enforcing any Receivable, the Servicer shall, upon written notice and delivery to the Trustee of a receipt signed by an employee of the Servicer (authorized under the Custodial Agreement) in the form of Exhibit J attached hereto, direct the Custodial Receivable File to be released by the Custodian to the Servicer. The Custodian may rely and shall be protected when acting or refraining from acting upon any certificate, request or receipt under this Section. The Servicer's receipt of a Receivable and/or Custodial Receivable File shall obligate the Servicer to return the original Receivable and the related Custodial Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable shall be liquidated or repurchased as described in Section 3.6 or 4.7.

          Section 3.3. CONDITIONS TO ACCEPTANCE BY TRUSTEE. As conditions to the execution and delivery of the Certificates by the Trustee on the Closing Date, the Trustee shall have received the following on or before the Closing
Date:

          (a) the Schedule of Receivables certified by the President, Controller or Treasurer of the Seller;

          (b) copies of resolutions of the Board of Directors of the Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified by a Secretary or an Assistant Secretary of the Seller;

          (c) copies of resolutions of the Board of Directors of the Servicer approving the execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified by a Secretary or an Assistant Secretary of the Servicer;

          (d) evidence that all filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Receivables and the other Trust Property have been made, taken or performed; and

          (e)  an executed copy of the Policy and Spread Account Agreement.

          Section 3.4. REPRESENTATIONS AND WARRANTIES OF SELLER. The Seller hereby makes the following representations and warranties to the other parties hereto and the Certificate Insurer on which the Trustee relies in accepting the Receivables and the other Trust Property in trust and issuing the Certificates and upon which the Certificate Insurer relies in issuing the Policy. Unless otherwise specified, such representations and warranties are made as of the Closing Date, but shall survive the sale, transfer, and assignment of the respective Receivables to the Trustee.

               (a)(i) CHARACTERISTICS OF RECEIVABLES. Each Receivable (A) was originated by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business and, such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by Atlantic from such Dealer under an existing Dealer Agreement with Atlantic and was validly assigned by such Dealer to Atlantic, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (C) is a fully amortizing Simple Interest Receivable which provides for level monthly payments (provided that the payment in the first Monthly Period and the final Monthly Period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term.

               (ii) NO FRAUD OR MISREPRESENTATION. Each Receivable was originated by a Dealer to an Obligor and was sold by the Dealer to Atlantic without any fraud or material misrepresentation on the part of such Dealer in either case or on the part of the Obligor.

               (iii) COMPLIANCE WITH LAW. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the New York Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Receivables, each and every sale of Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

               (iv) ORIGINATION. Each Receivable was originated in the United States and, at the time of origination materially conformed to all requirements of the Dealer Underwriting Guide applicable to such Receivable.

               (v) BINDING OBLIGATION. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cut-off Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

               (vi) NO GOVERNMENT OR EMPLOYEE OBLIGORS. None of the Receivables shall be due from (i) the United States of America or any State or from any agency, department, subdivision or instrumentality thereof or
     (ii) any employee of Atlantic or any employee of any Affiliate of Atlantic.

               (vii) OBLIGOR BANKRUPTCY. At the Cut-off Date, no Obligor had been identified on the records of Atlantic as being the subject of a current bankruptcy proceeding.

               (viii) SCHEDULE OF RECEIVABLES. The information pertaining to each Receivable set forth in the Schedule of Receivables and in the Offering Memorandum was true and correct in all material respects as of the close of business on the Cut-off Date and at the Closing Date.

               (ix) MARKED RECORDS. By the Closing Date, Atlantic will have caused the portions of Atlantic's servicing records relating to the Receivables to be clearly and unambiguously marked to show that the Receivables constitute part of the Trust Property and are owned by the Trust in accordance with the terms of the Agreement.

               (x) COMPUTER TAPE OR LISTING. The Computer Tape or Listing made available by Atlantic to the Trustee on the Closing Date was complete and accurate as of the Cut-off Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

               (xi) CHATTEL PAPER. Each Receivable constitutes chattel paper within the meaning of the UCC.

               (xii) ONE ORIGINAL. There is only one original executed copy of each Receivable.

               (xiii) RECEIVABLE FILES COMPLETE. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (a) a fully executed original of the Receivable, (b) a certificate of insurance, application form for insurance signed by the Obligor, or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the related Financed Vehicle, (c) the original Lien Certificate or, for a period of up to 180 days following the Closing Date, a copy of an application therefor or a representation from the Dealer certifying as to the application therefor, together with an assignment of the Lien Certificate executed by Atlantic to the Seller and a further assignment of the Lien Certificate executed by the Seller to the Trustee (which assignments may be in blanket form) and (d) an original credit application signed by the Obligor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces, PROVIDED, HOWEVER, with respect to clause (d) above, the original signature may appear on an accompanying credit application form of Atlantic. All blanks on any form described in clause (a), (b), (c) and (d) above have been properly filled in and each form has otherwise been correctly prepared. Notwithstanding the above, a copy of the complete Receivable File for each Receivable, which fulfills the documentation requirements of the Dealer Underwriting Guide as in effect at the time of purchase is in the possession of the Servicer.

               (xiv) RECEIVABLES IN FORCE. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No provisions of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File held by the Custodian. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

               (xv) LAWFUL ASSIGNMENT. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

               (xvi) GOOD TITLE. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Trustee; immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller, the Trustee shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. None of Atlantic, AAFC or the Seller has taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

               (xvii) SECURITY INTEREST IN FINANCED VEHICLE. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of Atlantic in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, Atlantic named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, Atlantic has received written evidence from the related Dealer that such Lien Certificate showing Atlantic as first lien holder has been applied for. If the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show Atlantic named as the original secured party under the related Receivable. Atlantic's security interest has been validly assigned by Atlantic to the Seller pursuant to the Receivables Purchase Agreement and by the Seller to the Trustee pursuant to this Agreement. Immediately after the sale, transfer and assignment thereof to the Trustee for the benefit of the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trust as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cut-off Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the lien of the related Receivable.

               (xviii)   ALL FILINGS MADE.  All filings (including, without
     limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the other Trust Property have been made, taken or performed.

               (xix) NO IMPAIRMENT. None of Atlantic, AAFC or the Seller has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust and the Certificateholders in any Receivable or the proceeds thereof.

               (xx) RECEIVABLE NOT ASSUMABLE. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

               (xxi) NO DEFENSES. No Receivable is subject to any right of rescission, set off, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

               (xxii) NO DEFAULT. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days) and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cut-off Date, no Financed Vehicle had been repossessed.

               (xxiii)   INSURANCE.  At the time of the origination of each
     Receivable, the related Financed Vehicle was covered by a comprehensive and collision insurance policy as evidenced pursuant to clause (xiii) above (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming Atlantic and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming Atlantic and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so.

               (xxiv) RECEIVABLES. (i) Each Receivable had a remaining maturity, as of the Cut-off Date, of at least 5 months but not more than 66 months; (ii) each Receivable had an original maturity of at least 11 months but not more than 66 months; (iii) each Receivable had an original principal balance of at least $1,881.00 and not more than $58,190.32; (iv) each Receivable had a Principal Balance as of the Cut-off Date of at least $763.69 and not more than $56,500.77; (v) each Receivable has an Annual Percentage Rate of at least 8.50% and not more than 19.99%; (vi) no Receivable was more than 30 days past due as of the Cut-off Date; (vii) no funds have been advanced by the Seller, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under subclause (vi) of this clause (xxiv); (viii) no Receivable has a final scheduled payment date before November 24, 1996 or after January 2, 2002; (ix) the Principal Balance of each Receivable set forth in Schedule of Receivables is true and accurate in all material respects as of the Cut-off Date; and (x) as of the Cut-off Date, 48.23% of the aggregate Principal Balance for all the Receivables is attributable to loans for the purchase of new Financed Vehicles, and 51.77% of the aggregate Principal Balance for all the Receivables is attributable to loans for the purchase of used Financed Vehicles.

               (xxv) NO ADVERSE SELECTION. No selection procedures adverse to the Certificateholders or to the Certificate Insurer have been utilized in selecting such Receivable from all other similar Receivables originated by Atlantic.

           (b) ORGANIZATION AND GOOD STANDING. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the other property transferred to the Trust.

          (c) DUE QUALIFICATION. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

          (d) POWER AND AUTHORITY. The Seller has the power and authority to execute and deliver this Agreement and the Related Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Trust Property to be sold and assigned to and deposited with the Trustee by it and has duly authorized such sale and assignment to the Trustee by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Related Documents to which it is a party have been duly authorized by the Seller by all necessary corporate action.

          (e) VALID SALE; BINDING OBLIGATIONS. This Agreement, when duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the other Trust Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Related Documents to which it is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Related Documents to which it is a party and the fulfillment of the terms of this Agreement and the Related Documents to which it is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

          (g) NO PROCEEDINGS. There are no material proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, AAFC or Atlantic, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller, AAFC or Atlantic or its properties (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller or Atlantic of its respective obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, (iv) involving the Seller, AAFC or Atlantic and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates, or (v) that could have a material adverse effect on the Receivables.

          (h) APPROVALS. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

          (i) CHIEF EXECUTIVE OFFICE. The chief executive office of the Seller is at 800 Perinton Hills Office Park, Fairport, New York 14450.

          Section 3.5.  RESERVED

          Section 3.6. REPURCHASE OF RECEIVABLES UPON BREACH OF REPRESENTATION AND WARRANTY. The Seller, the Servicer or the Trustee, as the case may be, shall inform the other parties to this Agreement and the Certificate Insurer promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties pursuant to Section 3.4(a); PROVIDED, HOWEVER, that the failure to give any such notice shall not derogate from any obligation of the Seller; PROVIDED, FURTHER, that, the Trustee and the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties. Unless the breach shall have been cured by the last day of the first full calendar month following the discovery by or notice to the Seller of the breach, the Seller shall have an obligation, and the Trustee shall (provided that it either has made such discovery or has received such notice thereof) enforce such obligation of the Seller, and, if necessary, to the extent that the Seller fails to effect its repurchase obligation, the obligation of Atlantic under the Receivables Purchase Agreement (the right to enforce such obligation has been transferred to the Trustee hereunder), to repurchase any such Receivable with respect to which such breach has a material adverse effect on such Receivable or the interest therein of the Trust, the Certificateholders or the Certificate Insurer. Such repurchase shall be made by the last day of the first full calendar month following the discovery by or notice to the Seller of the breach. The Trustee shall promptly notify the Certificate Insurer in writing of any failure by the Seller or Atlantic to so repurchase any Receivable. In consideration of the purchase of the Receivable, the Seller shall remit, or the Seller shall cause Atlantic to remit, the Purchase Amount, in the manner specified in Section 5.4. The sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.4(a) shall be to require the Seller to repurchase Receivables pursuant to this Section 3.6 or, to enforce the obligation of Atlantic to the Seller to repurchase such Receivables pursuant to the Receivables Purchase Agreement.

          In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Seller or Atlantic, the Seller shall indemnify the Trustee, the Backup Servicer, the Collateral Agent, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to a breach of the representations and warranties set forth in Section 3.4(a).

          Section 3.7. NONPETITION COVENANT. Until one year plus one day shall have elapsed since the termination of Trust in accordance with Section 12.1, none of the Seller, the Servicer, the Trustee, nor Atlantic shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller or the Trust.

          Section 3.8. COLLECTING LIEN CERTIFICATES NOT DELIVERED ON THE CLOSING DATE. In the case of any Receivable in respect of which written evidence from the Dealer selling the related Financed Vehicle that the Lien Certificate for such Financed Vehicle showing Atlantic as first lienholder has been applied for from the Registrar of Titles and such evidence was delivered to the Custodian on the Closing Date in lieu of a Lien Certificate, the Servicer shall use its best efforts to collect such Lien Certificate from the Registrar of Titles as promptly as practicable. If such Lien Certificate showing Atlantic as first lienholder is not received by the Custodian within 180 days after the Closing Date and, notwithstanding the Servicer's continued efforts to obtain such Lien Certificate, a loss occurs as a result of the failure to receive the Lien Certificate within 180 days, then the representation and warranty in
Section 3.4(a)(xvii) in respect of such Receivable shall be deemed to have been incorrect in a manner that materially and adversely affects such Receivable, the Certificateholders, the Certificate Insurer and the Trust.

                                      ARTICLE IV

                     ADMINISTRATION AND SERVICING OF RECEIVABLES

          Section 4.1. DUTIES OF THE SERVICER. (a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others in accordance with Atlantic's Servicing Procedures Manual as in effect at the current time for servicing all its other comparable motor vehicle receivables. The Servicer's duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment statements to Obligors, reporting any required tax information to Obligors, policing the collateral, complying with the terms of the Lockbox Agreement, accounting for collections and furnishing monthly and annual statements to the Trustee and the Certificate Insurer with respect to distributions, and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except that the Servicer may forego collection efforts if the amount subject to collection is DE MINIMIS and if it would forego collection in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name or in the name of the Trustee (provided the Servicer has obtained the Trustee's consent, which consent shall not be unreasonably withheld), a legal proceeding to enforce a Receivable pursuant to
Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trustee shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trustee to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trustee shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. The Servicer hereby makes, constitutes, and appoints, the Trustee acting through its duly appointed officers or any of them, its true and lawful attorney, for it and in its name and on its behalf, for the sole and exclusive purpose of authorizing said attorney to execute and deliver as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to show the Trustee as lienholder or secured party on the related Lien Certificates relating to a Financed Vehicle.

          Section 4.2. COLLECTION OF RECEIVABLE PAYMENTS; MODIFICATION AND AMENDMENT OF RECEIVABLES; LOCKBOX AGREEMENTS. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies and the other Trust Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

          (b) The Servicer may at any time agree to a modification or amendment of a Receivable in order to change the Obligor's regular due date to a date within 30 days in which such due date occurs.

          (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable (including those modifications permitted by Section 4.2(b)) in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust; PROVIDED, HOWEVER, that unless, as to clauses
(i), (ii), (iii) and (iv) below (so long as no Insurer Default shall have occurred and be continuing) it is otherwise agreed in writing by the Certificate
Insurer:

               (i) the aggregate period of all extensions on a Receivable shall not exceed six months, and in no event may any Receivable be extended more than three months in any twelve-month period;

               (ii) in no event may a Receivable be extended by the Servicer beyond the Monthly Period immediately preceding the Final Distribution Date;

               (iii) so long as an Insurer Default shall not have occurred and be continuing, the Servicer shall not amend or modify a Receivable (except as provided in Section 4.2(b) and this Section 4.2(c)) without the written consent of the Certificate Insurer;

               (iv) as of any Record Date the number of Receivables the term of which have been extended during the preceding 12-month period shall not exceed 3.0% of the number of Receivables which comprise the pool of Receivables underlying the Class A Certificate Balance and the Class B Certificate Balance at the beginning of the preceding 12-month period;

               (v) no such extension, modification or amendment shall be granted more than 90 days after the Closing Date if such action would have the effect of causing such Receivable to be deemed to have been exchanged for another Receivable within the meaning of Section 1001 of the Internal Revenue Code of 1986, as amended, or any proposed, temporary or final Treasury Regulations issued thereunder; and

               (vi) if an Insurer Default shall have occurred and be continuing, the Servicer may not extend or modify any Receivable (other than as permitted by Section 4.2(b)).

          (d) The Servicer shall use its best efforts to cause Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to the Lockbox Bank pursuant to the Lockbox Agreement. Amounts received by a Lockbox Bank in respect of the Receivables may initially be deposited into a demand deposit account maintained by the Lockbox Bank as agent for the Trust and for other owners of automobile receivables serviced by the Servicer. The Servicer shall use its best efforts to cause the Lockbox Bank to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account, no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank, or at the request of the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing) an Eligible Account satisfying clause (i) of the definition thereof. Any payments on the Receivables inadvertently received by the Servicer shall be deposited directly into the Lockbox Account and the Servicer shall cause the Lockbox Bank to deposit all such payments on the Receivables into the Collection Account no later than the second Business Day after receipt of such payments by the Servicer.

          Prior to the Closing Date, the Servicer shall have notified each Obligor that makes its payments on the Receivables by check to make such payments thereafter directly to the Lockbox Bank (except in the case of Obligors that have already been making such payments to the Lockbox Bank).

          Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Trustee and Certificateholders for servicing and administering the Receivables and the other Trust Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof.

          In the event the Servicer shall for any reason no longer be acting as such, the Backup Servicer or successor Servicer shall thereupon assume all of the rights and, from the date of assumption, all of the obligations of the outgoing Servicer under the Lockbox Agreement. The Backup Servicer or any other successor Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability, or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Trustee, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Certificate Majority (if an Insurer Default shall have occurred and be continuing) elects to change the identity of the Lockbox Bank, the Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Certificate Majority (if an Insurer Default shall have occurred and be continuing) to the Trustee or a successor Lockbox Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lock box arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox established by the successor.

          Section 4.3. REALIZATION ON DEFAULTED RECEIVABLES. (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use reasonable efforts consistent with its customary servicing procedures to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event shall the repossession be commenced later than the date on which $25.00 or more of a Scheduled Payment has become more than 120 days delinquent, and the Servicer shall use reasonable efforts consistent with its customary servicing procedures to liquidate such Financed Vehicle within 60 days of the date of repossession. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, selling the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer into the Lockbox Account and the Servicer shall cause the Lockbox Bank to deposit all such payments on the Receivables into the Collection Account no later than the second Business Day after receipt thereof by the Servicer.
The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which amounts may be retained by the Servicer (and shall not be required to be deposited in the Collection Account) to the extent of such expenses. The Servicer shall recover such reasonable expenses based on the information contained in the Servicer's Certificate delivered on the related Determination Date. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles; the Servicer shall be entitled to reimbursement of any such tax from Liquidation Proceeds with respect to such Receivable.

          (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trustee to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Trustee, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the Seller or of the Trustee for the benefit of the Certificateholders. All amounts recovered shall be remitted directly by the Servicer into the Lockbox Account and the Servicer shall cause the Lockbox Bank to deposit all such payments on the Receivables into the Collection Account no later than the second Business Day after receipt thereof by the Servicer.

          Section 4.4. INSURANCE. (a) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Trustee, on behalf of the Trust, at the Servicer's expense, or the Seller, at the Seller's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trustee for the benefit of the Certificateholders.

          (b) The Servicer shall maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles ("COLLATERAL INSURANCE") which policy by its terms insures against physical damage in the event any Obligor fails to maintain physical damage insurance with respect to the related Financed Vehicle. Atlantic will be named insured under all policies of Collateral Insurance and Atlantic will be named as the loss payee. Each Financed Vehicle was covered by Collateral Insurance providing coverage upon repossession of such Financed Vehicle. The Servicer shall maintain Collateral Insurance at all times unless, so long as no Insurer Default shall have occurred and be continuing, the Certificate Insurer otherwise consents in writing.

          (c) Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer. The Servicer will cause Atlantic to be named as named insured and Atlantic to be named as loss payee under all policies of Collateral Insurance.

          Section 4.5. MAINTENANCE OF SECURITY INTERESTS IN VEHICLES. (a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle on behalf of the Trust, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the first priority security interest granted by the Obligors under the respective Receivables to Atlantic. The Trustee hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trustee on behalf of the Trust is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the parties hereto agree that Atlantic's designation as the secured party on the certificate of title is in its capacity as agent of the Trust.

          (b) So long as an Insurer Default shall not have occurred and be continuing, upon the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer, be necessary or desirable to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent. If an Insurer Default shall have occurred and be continuing, upon the occurrence of a Servicer Termination Event, the Trustee and the Servicer shall take or cause to be taken such action as may, in the opinion of counsel to the Trustee, be necessary to perfect or reperfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trustee on behalf of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Trustee, be necessary or prudent.
Atlantic hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, prior to the occurrence of an Insurance Agreement Event of Default, the Certificate Insurer may (unless an Insurer Default shall have occurred and be continuing) instruct the Trustee and the Servicer to take or cause to be taken such action as may, in the opinion of counsel to the Certificate Insurer, be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Trustee, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Certificate Insurer, be necessary or prudent; PROVIDED, HOWEVER, that (unless an Insurer Default shall have occurred and be continuing) if the Certificate Insurer requests that the title documents be amended prior to the occurrence of an Insurance Agreement Event of Default, the out-of-pocket expenses of the Servicer or the Trustee in connection with such action shall be reimbursed to the Servicer or the Trustee, as applicable, by the Certificate Insurer.

          Section 4.6. COVENANTS, REPRESENTATIONS AND WARRANTIES OF SERVICER. The Servicer hereby makes the following representations, warranties and covenants to the other parties hereto and the Certificate Insurer on which the Trustee shall rely in accepting the Receivables in trust and issuing the Certificates and on which the Certificate Insurer shall rely in issuing the Policy.

          (a) The Servicer covenants to the Trustee, the Certificate Insurer and the Certificateholders as follows:

               (i) LIENS IN FORCE. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein.

               (ii) NO IMPAIRMENT. The Servicer shall do nothing to impair the rights of the Trust or the Certificateholders in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the other Trust Property.

               (iii) NO AMENDMENTS. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2.

               (iv) SERVICING OF RECEIVABLES. The Servicer shall service the Receivables as required by the terms of this Agreement and in material compliance with the current Servicing Procedures Manual for servicing all its other comparable motor vehicle receivables.

          (b) The Servicer represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date as to itself:

               (i) ORGANIZATION AND GOOD STANDING. The Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement.

               (ii) DUE QUALIFICATION. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (involving the servicing of the Receivables as required by this Agreement) requires or shall require such qualification.

               (iii) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and its Related Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer's Related Documents have been duly authorized by the Servicer by all necessary corporate action.

               (iv) BINDING OBLIGATION. This Agreement and the Servicer's Related Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (v) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the Servicer's Related Documents, and the fulfillment of the terms of this Agreement and the Servicer's Related Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties, or in any way materially adversely affect the interest of the Certificateholders or the Trust in any Receivable, or affect the Servicer's ability to perform its obligations under this Agreement.

               (vi) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Related Documents, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents, (D) involving the Servicer and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates, or (E) that could have a material adverse effect on the Receivables.

               (vii) APPROVALS. All approvals, authorizations, consents, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Servicer of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

               (viii)NO CONSENTS. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

               (ix) COLLATERAL INSURANCE. As of the Closing Date, the Servicer maintained Collateral Insurance which policy by its terms insured against physical damage in the event any Obligor fails to maintain physical damage insurance with respect to the related Financed Vehicle. Atlantic is named as named insured under all policies of Collateral Insurance and Atlantic is named as loss payee. As of the Closing Date, each Financed Vehicle was covered by Collateral Insurance providing coverage upon repossession of such Financed Vehicle.

               (x) CHIEF EXECUTIVE OFFICE. The chief executive office of Atlantic is located at 800 Perinton Hills Office Park, Fairport, New York, 14450.

          Section 4.7. PURCHASE OF RECEIVABLES UPON BREACH OF COVENANT OR REPRESENTATION AND WARRANTY. The Seller, the Servicer or the Trustee, as the case may be, shall inform the other parties to this Agreement and the Certificate Insurer promptly, in writing, upon the discovery of any breach of the Servicer's covenants pursuant to Section 4.5(a) or 4.6(a); PROVIDED, HOWEVER, that the failure to give any such notice shall not derogate from any obligation of the Servicer hereunder to repurchase any Receivable; PROVIDED, FURTHER, that, the Trustee and the Backup Servicer shall have no duty to inquire into or to investigate the breach of any such representations and warranties. Unless the breach shall have been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of the breach, the Servicer shall have an obligation, and the Trustee shall (provided that it either has made such discovery or has received such notice thereof) enforce such obligation of the Servicer, to repurchase any Receivable with respect to which such breach has a material adverse effect (as determined pursuant to Section 1.7 hereof) on such Receivable or the interest therein of the Trust, the Certificateholders or the Certificate Insurer. The Trustee shall notify the Certificate Insurer promptly, in writing, of any failure by the Servicer to so repurchase any Receivable. In consideration of the purchase of the Receivable, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.4.

          In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Servicer, the Servicer shall indemnify the Seller, the Trustee, the Backup Servicer, the Collateral Agent, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to a breach of the covenants or representations and warranties set forth in Section 4.5(a) or 4.6.

          Section 4.8. TOTAL SERVICING FEE; PAYMENT OF CERTAIN EXPENSES BY SERVICER. (a) On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Servicing Fee and any Supplemental Servicing Fee for the related Monthly Period pursuant to Section 5.5. Except as specifically provided in this Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Certificateholders and the Certificate Insurer and all other fees and expenses of the Trust including taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification not expressly stated under this Agreement to be for the account of the Trust). The Servicer shall be liable for the fees and expenses of the Trustee, the Backup Servicer, the Collateral Agent, the Lockbox Bank (and any fees under the Lockbox Agreement) and the Independent Accountants.

          (b) On or prior to each Determination Date, the Servicer shall deposit into the Collection Account, out of its own funds without any right of reimbursement therefor, an amount (the "Adjusted Compensating Interest") equal to the positive difference, if any, between (i) Compensating Interest for the prior Monthly Period and (ii) the sum of (x) the amount on deposit in the Seller Sub-account Account on such Determination Date and (y) to the extent that the Seller or an Affiliate thereof is the registered owner of the Class B Certificates, the amount on deposit in the Class B Sub-account.

          Section 4.9. SERVICER'S CERTIFICATE. (a) No later than 10:00 a.m. New York City time on each Determination Date, the Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Collateral Agent and each Rating Agency a Servicer's Certificate executed by a Responsible Officer of the Servicer containing, among other things, (i) all information necessary to enable the Trustee to make any withdrawal and deposit required by Section 6.3, to give any notice required by Sections 6.3 or 6.4 and make the distributions required by Section 5.5, (ii) all information necessary to enable the Trustee to send the statements to Certificateholders and the Certificate Insurer required by Section 5.7, (iii) a listing of all Warranty Receivables and Administrative Receivables purchased as of the related Deposit Date, identifying the Receivables so purchased, and (iv) all information necessary to enable the Trustee to reconcile all deposits to, and withdrawals from, the Collection Account for the related Monthly Period and Distribution Date, including the accounting required by Section 5.6. Receivables purchased by the Servicer or by the Seller or Atlantic on the related Deposit Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Monthly Period shall be identified by account number (as set forth in the Schedule of Receivables). A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          (b) In addition to the information required by Section 4.10(a), the Servicer shall include in the copy of the Servicer's Certificate delivered to the Certificate Insurer (i) the Delinquency Ratio, Average Delinquency Ratio, Default Rate, Average Default Rate, Net Loss Rate and Average Net Loss Rate for such Determination Date, (ii) whether any Trigger Event has occurred as of such Determination Date, (iii) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured as of such Determination Date, and
(iv) whether to the knowledge of the Servicer an Insurance Agreement Event of Default has occurred.

          Section 4.10. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF SERVICER TERMINATION EVENT. (a) The Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Certificateholders and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on the first March 31 (or other applicable date) next following the date that is six months after the Closing Date, an Officer's Certificate, dated as of December 31 (or other applicable date) of the prior year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (b) The Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Collateral Agent, the Certificateholders and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 10.1(a). The Seller or the Servicer shall deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Collateral Agent, the Servicer or the Seller (as applicable), the Certificateholders and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 10.1.

          Section 4.11. ANNUAL INDEPENDENT ACCOUNTANTS' REPORT. (a) The Servicer shall, at its expense, cause a firm of nationally recognized independent certified public accountants (the "Independent Accountants"), who may also render other services to the Servicer or to the Seller, to deliver to the Trustee, the Backup Servicer, the Certificate Insurer, the Certificateholders and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on the first March 31 (or other applicable date) after the date that is six months after the Closing Date (but in no event later than December 31, 1997), with respect to the twelve months ended the immediately preceding December 31 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate), a statement (the "Accountant's Report") addressed to the Board of Directors of the Servicer, to the Trustee, the Backup Servicer and to the Certificate Insurer, to the effect that such firm has audited the financial statements of the Servicer and issued its report thereon and that such audit (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (2) included an examination of documents and records relating to the servicing of automobile installment sales contracts under this Agreement and under pooling and servicing agreements covered thereby, including this Agreement); (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of automobile installment sales contracts; and (4) except as described in the statement, disclosed no exceptions or errors in the records relating to such serviced automobile and light truck loans that, in the firm's opinion, generally accepted auditing standards requires such firm to report.
The Accountants' Report shall further state that (1) a review in accordance with agreed upon procedures was made of three randomly selected Servicer's Certificates for the Trust; (2) except as disclosed in the Report, no exceptions or errors in the Servicer's Certificates so examined were found;
and (3) the delinquency and loss information relating to the Receivables contained in the Servicer Certificates were found to be accurate.

          (b) The Accountants' Report shall also indicate that the firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (c) A copy of the Accountants' Report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 4.12. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING RECEIVABLES. The Servicer shall provide to representatives of the Trustee, the Backup Servicer and the Certificate Insurer reasonable access to the documentation regarding the Receivables. Each of the Seller and Servicer will permit any authorized representative or agent designated by the Trustee or the Certificate Insurer to visit and inspect any of the properties of the Seller or Servicer, as the case may be, to examine the corporate books and financial records of the Seller or Servicer, as the case may be, its records relating to the Receivables, and make copies thereof or extracts therefrom and to discuss the affairs, finances, and accounts of the Seller or Servicer, as the case may be, with its principal officers, as applicable, and its independent accountants. Any expense incident to the exercise by the Trustee or the Certificate Insurer of any right under this Section 4.12 shall be borne by Atlantic, so long as Atlantic is the Servicer. The Servicer shall provide such access to any Certificateholder only in such cases where the Servicer is required by applicable statutes or regulations (whether applicable to the Servicer or to such Certificateholder) to permit such Certificateholder to review such documentation. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this
Section 4.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section 4.12 as a result of such obligation shall not constitute a breach of this Section
4.12. Any Certificateholder, by its acceptance of a Certificate (or by acquisition of its beneficial interest therein), shall be deemed to have agreed to keep confidential and not to use for its own benefit any information obtained by it pursuant to this Section 4.12, except as may be required by applicable law.

          Section 4.13. MONTHLY TAPE. On or before the fourth Business Day, but in no event later than the fifth calendar day, of each month, the Servicer will deliver to the Trustee, and the Backup Servicer a computer tape or a diskette (or any other electronic transmission acceptable to the Trustee and the Backup Servicer) in a format acceptable to the Trustee and the Backup Servicer containing information with respect to the Receivables as of the preceding Record Date necessary for preparation of the Servicer's Certificate relating to the immediately succeeding Determination Date. The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trustee and the Backup Servicer), along with certain other information available to the Trustee and Backup Servicer, to verify the information on the Servicer's Certificate (other than certain information related to the allocation of amounts collected during the related Monthly Period) delivered by the Servicer, and the Backup Servicer shall certify to the Certificate Insurer that it has verified the Servicer's Certificate in accordance with this Section 4.13 and shall notify the Servicer and the Certificate Insurer of any discrepancies, in each case, on or before the second Business Day following the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Deficiency Claim Date, but in the absence of a reconciliation, the Servicer's Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Certificate by the related Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Certificate and, prior to the fourth Business Day, but in no event later than the fifth calendar day, of the following month, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Certificate for such next succeeding Determination Date.

          In addition, the Servicer shall, if so requested by the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing, in which case, by the Certificate Majority) deliver to the Backup Servicer its Collection Records and its Monthly Records within one Business Day of demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables.

          Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer. The duties and obligations of the Backup Servicer shall be determined solely by the express provisions of this Agreement and no implied covenants or obligations shall be read into this Agreement against the Backup Servicer.

          Section 4.14. RETENTION AND TERMINATION OF SERVICER. The Servicer hereby covenants and agrees to act as such under this Agreement for an initial term, commencing on the Closing Date and ending on September 30, 1996, which term shall be extendible by the Certificate Insurer for successive quarterly terms ending on each successive December 31, March 31, June 30 and September 30 (or, pursuant to revocable written standing instructions from time to time to the Servicer and the Trustee, for any specified number of terms greater than one), until the termination of the Trust. Each such notice (including each notice pursuant to standing instructions, which shall be deemed delivered at the end of successive quarterly terms for so long as such instructions are in effect) (a "SERVICER EXTENSION NOTICE") shall be delivered by the Certificate Insurer to the Trustee and the Servicer. The Servicer hereby agrees that, as of the date hereof and upon its receipt of any such Servicer Extension Notice, the Servicer shall become bound, for the initial term beginning on the date hereof and for the duration of the term covered by such Notice, to continue as the Servicer subject to and in accordance with the other provisions of this Agreement. Until such time as an Insurer Default shall have occurred and be continuing, the Trustee agrees that if as of the fifteenth day prior to the last day of any term of the Servicer the Trustee shall not have received any Servicer Extension Notice from the Certificate Insurer, the Trustee will, within five days thereafter, give written notice of such non-receipt to the Certificate Insurer, the Backup Servicer (or any alternate successor servicer appointed by the Certificate Insurer pursuant to Section 10.3(b)) and the Servicer and the Servicer's term shall not be extended unless a Servicer Extension Notice is received on or before the last day of such term.

          Section 4.15. FIDELITY BOND. The Servicer shall maintain a fidelity bond in such form and amount as is customary for entities acting as custodian of funds and documents in respect of consumer contracts on behalf of institutional investors.

                                      ARTICLE V

                   DISTRIBUTIONS; STATEMENTS TO CERTIFICATEHOLDERS

          Section 5.1. ACCOUNTS. The Servicer shall establish the Collection Account in the name of the Trustee for the benefit of the Certificateholders and the Policy Payments Account in the name of the Trustee for the benefit of the Class A Certificateholders and the Certificate Insurer. Each of the Collection Account and the Policy Payments Account shall be an Eligible Account and initially shall be a segregated trust account established with the Trustee and maintained with the Trustee. All amounts held in the Collection Account shall, to the extent permitted by applicable laws, rules and regulations, be invested, as directed in writing by the Servicer, in Eligible Investments that mature not later than one Business Day prior to the Distribution Date for the Monthly Period to which such amounts relate. Any such written direction shall certify that any such investment is authorized by this Section 5.1. Investments in Eligible Investments shall be made in the name of the Trustee on behalf of the Trust, and such investments shall not be sold or disposed of prior to their maturity. The Trustee may trade with itself or an Affiliate in the purchase or sale of Eligible Investments. Any investment of funds in the Collection Account shall be made in Eligible Investments held by a financial institution with respect to which (a) such institution has noted the Trustee's interest therein by book entry or otherwise and (b) a confirmation of the Trustee's interest has been sent to the Trustee by such institution, provided that such Eligible Investments are (i) specific certificated securities (as such term is used in the New York UCC) and (ii) either (A) in the possession of such institution or
(B) in the possession of a clearing corporation as such term is used in the New York UCC, registered in the name of such clearing corporation, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Trustee's security interest therein, and held by such clearing corporation in an account of such institution. Subject to the other provisions hereof, the Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this Section 5.1. All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collection Account, shall be deposited in the Collection Account, and, in the case of the Collection Account, distributed on the next Distribution Date pursuant to Section 5.5. The Seller shall deposit in the Collection Account, an amount equal to any net loss on such investments immediately as realized. Amounts in Policy Payments Account shall not be invested.

          Section 5.2. COLLECTIONS. (a) Pursuant to the Lockbox Agreement, the Lockbox Bank shall remit to the Collection Account within two Business Days of receipt thereof (i) all payments by or on behalf of the Obligors and (ii) all Liquidation Proceeds, both as collected during the Monthly Period. In addition, the Servicer shall remit all payments by or on behalf of the Obligors received by the Servicer with respect to the Receivables (other than Purchased Receivables), and all Liquidation Proceeds, no later than the Business Day following receipt directly (without deposit into any intervening account) into the Lockbox Account and the Servicer shall cause the Lockbox Bank to deposit all such payments on the Receivables into the Collection Account no later than the second Business Day after receipt of such payments. Within one Business Day of the initial issuance of the Certificates, the Lockbox Bank shall deposit into the Collection Account the foregoing amounts received during the current Monthly Period through such date of issuance, to the extent not deposited into the Collection Account pursuant to the last sentence of this Section 5.2. On the Closing Date, the Seller or Servicer shall deposit into the Collection Account all proceeds received from the sale of the Class A Certificates in excess of all amounts required to release the Receivables from the existing financing arrangements and to pay certain transaction fees and expenses and make the Initial Spread Account Deposit. Within one Business Day after the Closing Date, the Servicer or the Seller shall compute all payments by or on behalf of the Obligors on the Receivables and any Liquidation Proceeds and proceeds of Insurance Policies realized in respect of a Financed Vehicle and received by Atlantic, the Seller or the Servicer in the Lockbox or otherwise after the Cut-off Date and on or prior to the Closing Date and shall instruct the Trustee to release to the Seller any excess of proceeds deposited into the Collection Account on the Closing Date over the computed amount, or, in the case of a shortfall, deposit the amount of such shortfall into the Collection Account.

          (b) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Monthly Period for amounts previously deposited in the Collection Account but later determined by the Servicer or the Lockbox Bank to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.5(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trustee and the Certificate Insurer as may be necessary in the opinion of the Trustee and the Certificate Insurer to verify the accuracy of such certification. In the event that the Certificate Insurer has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section 5.2(b), the Certificate Insurer shall (unless an Insurer Default shall have occurred and be continuing) give the Trustee notice to such effect, following receipt of which the Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to
Section 5.5, or if the Servicer prior thereto has been reimbursed pursuant to
Section 5.5 or Section 5.6, the Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Distribution Date.

          Section 5.3. APPLICATION OF COLLECTIONS. For the purposes of this Agreement, all collections for a Monthly Period shall be applied by the Servicer as follows:

          (a) With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor (other than of Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method. Any prepayment of principal during each Monthly Period shall be immediately applied to reduce the principal balance of the Receivable during such Monthly Period.

          (b) With respect to each Receivable that has become a Purchased Receivable on any Deposit Date, the Purchase Amount shall be applied, for purposes of this Agreement only, to interest and principal on the Receivable in accordance with the terms of the Receivable as if the Purchase Amount had been paid by the Obligor on the Record Date. The Servicer shall not be entitled to any Supplemental Servicing Fees with respect to such a Receivable. Nothing contained herein shall relieve any Obligor of any obligation relating to any Receivable.

          (c) All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.5(a)(i).

          (d) All payments by or on behalf of an Obligor received with respect to any Purchased Receivable after the Record Date immediately preceding the Deposit Date on which the Purchase Amount was paid by the Seller, Atlantic or the Servicer shall be paid to the Seller, Atlantic or the Servicer, respectively, and shall not be included in the Available Funds.

          Section 5.4. ADDITIONAL DEPOSITS. On or before each Deposit Date, the Servicer, the Seller or Atlantic shall deposit into the Collection Account the aggregate Purchase Amounts with respect to Administrative Receivables and Warranty Receivables, respectively. All such deposits of Purchase Amounts shall be made in immediately available funds. On or before each Draw Date, the Trustee shall remit to the Collection Account any amounts delivered to the Trustee by the Collateral Agent.

          Section 5.5. DISTRIBUTIONS. (a) On each Distribution Date, the Trustee shall (x) distribute all amounts deposited by the Certificate Insurer under Section 5.8 as directed by the Certificate Insurer, and (y) (based solely on the information contained in the Servicer's Certificate delivered with respect to the related Determination Date) distribute the following amounts and in the following order of priority:

          (i) first, from the Distribution Amount, to the Servicer, the Servicing Fee for the related Monthly Period, any Supplemental Servicing Fees for the related Monthly Period, and any amounts specified in Section 5.2(b), to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.6;

          (ii) second, from the Distribution Amount, to any Lockbox Bank, Trustee, Backup Servicer or Collateral Agent, any accrued and unpaid fees (in each case, to the extent such Person has not previously received such amount from the Servicer or Atlantic);

          (iii) third, from the Amount Available, to the Class A
     Certificateholders, the Class A Interest Distributable Amount for such Distribution Date;

          (iv) fourth, from the Amount Available, to the Class A
     Certificateholders, the sum of (x) the Class A Principal Distributable Amount for such Distribution Date and (y) the Class A Principal Carryover Shortfall, if any, for such Distribution Date;

          (v) fifth, from the Distribution Amount, to the Certificate Insurer, to the extent of any amounts owing to the Certificate Insurer under the Insurance Agreement and not paid, whether or not Atlantic is also obligated to pay such amounts;

          (vi) sixth, from Available Funds, to the Collateral Agent for deposit in the Seller Sub-account, the Seller Sub-account Spread Deposit Amount;

          (vii) seventh, from Available Funds, to the Collateral Agent for deposit in the Class B Sub-account, the amount, if any, by which the Requisite Amount with respect to the related Determination Date exceeds the sum of amounts on deposit in the Seller Sub-account and the Class B Sub-account of the Spread Account (after giving effect to all deposits and withdrawals from the Spread Account with respect to such Distribution
     Date);

          (viii) eighth, from Available Funds, to the Class B
     Certificateholders, the Class B Interest Distributable Amount for such Distribution Date;

          (ix) ninth, from Available Funds, to the Class B Certificateholders, the sum of (x) the Class B Principal Distributable Amount for such Distribution Date and (y) the Class B Principal Carryover Shortfall, if any, for such Distribution Date;

          (x) tenth, to the Seller Sub-account, to the extent of any remaining Available Funds;

          (xi) eleventh, to the Class B Certificateholders (A) from the Class B Sub-account, any amounts released pursuant to priority first of priority SEVENTH of section 3.03(b) of the Spread Account Agreement and (B) from the Seller Sub-account, any amounts released pursuant to priority second of priority SEVENTH of Section 3.03(b) of the Spread Account Agreement to the extent of any prior withdrawals from the Class B Sub-account previously distributed to any other person other than the Class B Certificateholders; and

          (xii) twelfth, from the Seller Sub-account, from amounts released under priority second of priority SEVENTH of Section 3.03(b) of the Spread Account Agreement after distribution of all amounts pursuant to clause (xi) above, to the Seller any remaining amount after the payment of any amounts payable to the Trustee pursuant to Section 11.3(d) hereof and not previously reimbursed pursuant to such provision.

          (b) Subject to Section 12.1 respecting the final payment upon retirement of each Certificate, and provided that the Trustee has received the applicable Servicer's Certificate, on each Distribution Date the Trustee shall distribute to each Certificateholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates representing at least $[5] million in Class A Certificate Balance or Class B Certificate Balance as of the Closing Date, and if such Certificateholder shall have provided to the Trustee appropriate instructions not later than [15] days prior to such Distribution Date, (ii) by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register, or (iii) if the registered Certificateholder is the nominee of a Depositor, by wire transfer in immediately available funds to the account designated by such Certificateholder, such Holder's Fractional Undivided Interest of either the Class A Distributable Amount or the Class B Distributable Amount, as applicable, to the extent funds therefore are distributed under Section 5.5(a).

          Notwithstanding the foregoing, any Class B Certificateholder may direct the Trustee, in writing, to deposit any or all distributions to which such Class B Certificateholder would otherwise be entitled to receive pursuant to clause (viii) or (ix) above into the Class B Sub-account of the Spread Account.

          (c) Each Certificateholder, by its acceptance of its Certificate, will be deemed to have consented to the provisions of paragraph (a) above relating to the priority of distributions, and will be further deemed to have acknowledged that no property rights in any amount or the proceeds of any such amount shall vest in such Certificateholder until such amounts have been distributed to such Certificateholder pursuant to such provisions.

          In furtherance of and not in limitation of the foregoing, each Class B Certificateholder by acceptance of its Class B Certificate, specifically acknowledges that no amounts shall be received by it, nor shall it have any right to receive any amounts unless and until such amounts have been released pursuant to Section 3.03(b) of the Spread Account Agreement or are otherwise available from remaining Available Funds, for distribution to such Class B Certificateholder, pursuant to paragraph (a) above. Each Class B Certificateholder, by its acceptance of its Class B Certificate, further specifically acknowledges that it has no right to or interest in any moneys at any time held pursuant to the Spread Account Agreement or pursuant hereto prior to the release of such moneys as aforesaid, such moneys being held in trust for the benefit of the Class A Certificateholders and the Certificate Insurer, as their interests may appear prior to such release. Notwithstanding the foregoing, in the event that it is ever determined that the moneys held in the Spread Account constitute a pledge of collateral, then the provisions of this Agreement and the Spread Account Agreement shall be considered to constitute a security agreement and the Seller and the Class B Certificateholders hereby grant to the Collateral Agent a first priority perfected security interest in such amounts, to be applied as set forth in
Section 3.03(b) of the Spread Account Agreement in the case of Spread Account moneys. In addition, each Class B Certificateholder, by acceptance of its Class B Certificate, hereby appoints the Seller as its agent to pledge a first priority perfected security interest in the Class B Sub-account and any amounts held therein from time to time to the Collateral Agent for the benefit of the Trustee and the Certificate Insurer pursuant to the Spread Account Agreement and agree to execute and deliver such instruments of conveyance, assignment, grant, confirmation, etc., as well as any financing statements, in each case as the Certificate Insurer shall consider reasonably necessary in order to perfect the Collateral Agent's Security Interest in the Collateral (as such terms are defined in the Spread Account Agreement).

          Section 5.6. NET DEPOSITS. The Servicer may make the remittances to be made by it pursuant to Sections 5.2 and 5.4 net of amounts (which amounts may be netted prior to any such remittance for a Monthly Period) to be distributed to it pursuant to Sections 4.8 and 5.2(b) and (subject to payment by the Servicer of amounts otherwise payable pursuant to Section 5.5(a)(ii)) 5.5(a)(i), for so long as no Servicer Termination Event has occurred and is continuing; PROVIDED, HOWEVER, that the Servicer shall account for all of such amounts in the related Servicer's Certificate as if such amounts were deposited and distributed separately; and, PROVIDED, FURTHER, that if an error is made by the Servicer in calculating the amount to be deposited or retained by it, with the result that an amount less than required is deposited in the Collection Account, the Servicer shall make a payment of the deficiency to the Collection Account, immediately upon becoming aware, or receiving notice from the Trustee, of such error.

          Section 5.7. STATEMENTS TO CERTIFICATEHOLDERS. (a) On each Distribution Date, the Trustee shall include with each distribution to each Certificateholder, a statement (which statement shall also be provided to the Certificate Insurer and to each Rating Agency) based on information in the Servicer's Certificate delivered on the related Determination Date pursuant to
Section 4.9, setting forth for the Monthly Period relating to such Distribution Date the following information:

          (i) in the case of the Class A and Class B Certificateholders, the amount of such distribution allocable to principal and in the case of the Class B Certificates, the amount deposited in the Class B Sub-account with respect to principal;

          (ii) in the case of the Class A and Class B Certificateholders, the amount of such distribution allocable to interest and in the case of the Class B Certificates, the amount deposited in Class B Sub-account with respect to interest;

          (iii) the amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim on the Policy;

          (iv) the Class A Certificate Balance and the Class B Certificate Balance, as applicable (after giving effect to distributions made on such Distribution Date);

          (v) the amount of fees paid by the Trust with respect to such Monthly Period;

          (vi) the amount of the Class A Interest Carryover Shortfall, Class A Principal Carryover Shortfall, Class B Interest Carryover Shortfall Class B Principal Carryover Shortfall, if any, on such Distribution Date and the change in such amounts from those of the prior Distribution Date;

          (vii) the Class A Certificate Factor, Class A Certificate Balance, Class B Certificate Factor and Class B Certificate Balance as of such Distribution Date;

          (viii)the Delinquency Ratio, Average Delinquency Ratio, Default Rate, Average Default Rate, Net Loss Rate and Average Net Loss Rate for such Determination Date;

          (ix) whether any Trigger Event has occurred as of such Determination Date;

          (x) whether any Trigger Event that may have occurred as of a prior Determination Date is Deemed Cured (as defined in the Spread Account Agreement), as of such Determination Date;

          (xi)  whether an Insurance Agreement Event of Default has occurred;
     and

          (xii) the Pool Factor (after giving effect to distributions made on such Distribution Date).

Each amount set forth pursuant to subclauses (i) (such amounts broken down by Class of Certificate), (ii) (such amounts broken down by Class of Certificate),
(v) and (vi) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate of the related Class.

          (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Agreement, the Trustee shall mail, to each Person who at any time during such calendar year shall have been a Holder of a Certificate, a statement containing the sum of the amounts set forth in clauses (i), (ii), and (v) (separately indicating amounts in respect of the Class A Certificates and the Class B Certificates) and such other information, requested in writing by the Servicer, if any, as the Servicer determines is necessary to permit the Certificateholder to ascertain its share of the gross income and deductions of the Trust (exclusive of the Supplemental Servicing Fee), for such calendar year or, in the event such Person shall have been a Holder of a Certificate during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Certificateholder's preparation of federal income tax returns. The Trustee shall furnish such statements to the Internal Revenue Service annexed to Form 1041 in the manner and at the time provided by the Code and applicable Regulations thereunder.

          Section 5.8. OPTIONAL DEPOSITS BY THE CERTIFICATE INSURER. The Certificate Insurer shall at any time, and from time to time, with respect to a Distribution Date, have the option (but shall not be required, except as provided in Section 6.4 and in accordance with the terms of the Policy) to deliver amounts to the Trustee for deposit into the Collection Account for any of the following purposes: (i) to provide funds in respect of the payment of fees or expenses of any provider of services to the Trust with respect to such Distribution Date, (ii) to distribute as a component of the Class A Principal Distributable Amount to the extent that the Class A Certificate Balance as of the Determination Date preceding such Distribution Date exceeds the Class A Percentage of the Aggregate Principal Balance as of such Determination Date, or
(iii) to include such amount as part of the Class A Distributable Amount for such Distribution Date to the extent that without such amount a draw would be required to be made on the Policy.

                                      ARTICLE VI

                          THE SPREAD ACCOUNT AND THE POLICY

          Section 6.1. SPREAD ACCOUNT. The Seller agrees, simultaneously with the execution and delivery of this Agreement, to execute and deliver the Spread Account Agreement and, pursuant to the terms thereof, to deposit $472,549.58 in the Seller Sub-account of the Spread Account. Although the Seller, on behalf of itself and the Class B Certificateholders, has pledged the Spread Account to the Collateral Agent and the Certificate Insurer pursuant to the Spread Account Agreement, the Spread Account shall not under any circumstances be deemed to be part of or otherwise includable in the Trust or the Trust Property.

          Section 6.2. POLICY. Atlantic, the Servicer, and the Seller agree, simultaneously with the execution and delivery of this Agreement, to cause the Certificate Insurer to issue the Policy for the benefit of the Trust in accordance with the terms thereof.

          Section 6.3. WITHDRAWALS FROM SPREAD ACCOUNT. (a) in the event that the Servicer's Certificate with respect to any Determination Date shall state that the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Distribution Date pursuant to clauses (i) through (v) of Subsection 5.5(a) (such deficiency being a "DEFICIENCY CLAIM AMOUNT") then on the Deficiency Claim Date immediately preceding such Distribution Date, the Trustee shall deliver to the Collateral Agent, the Certificate Insurer, the Fiscal Agent, if any, and the Servicer, by hand delivery, telex or facsimile transmission, a written notice (a "DEFICIENCY NOTICE") specifying the Deficiency Claim Amount for such Distribution Date. Such Deficiency Notice shall direct the Collateral Agent to remit such Deficiency Claim Amount (to the extent of the funds available to be distributed pursuant to the Spread Account Agreement) to the Trustee for deposit in the Collection Account.

          (b) Any Deficiency Notice shall be delivered by 10:00 a.m., New York City time, on the fourth Business Day preceding such Distribution Date. The amounts distributed by the Collateral Agent to the Trustee pursuant to a Deficiency Notice shall be deposited by the Trustee into the Collection Account pursuant to Section 5.4.

          Section 6.4. CLAIMS UNDER POLICY. (a) In the event that the Trustee has delivered a Deficiency Notice with respect to any Determination Date, the Trustee shall determine on the related Draw Date whether the sum of (i) the amount of Available Funds with respect to such Determination Date (as stated in the Servicer's Certificate with respect to such Determination Date) plus (ii) the amount of the Deficiency Claim Amount, if any, to be delivered by the Collateral Agent to the Trustee pursuant to a Deficiency Notice delivered with respect to such Distribution Date (as stated in the certificate delivered on the immediately preceding Deficiency Claim Date by the Collateral Agent pursuant to
Section 3.03(a) of the Spread Account Agreement) would be insufficient, after giving effect to the distributions required by Section 5.5(a)(i)-(ii), to pay the Guaranteed Distributions for the related Distribution Date, then in such event the Trustee shall furnish to the Certificate Insurer no later than 12:00 noon New York City time on the related Draw Date a completed Notice of Claim in the amount of the shortfall in amounts so available to pay the Guaranteed Distributions with respect to such Distribution Date (the amount of any such shortfall being hereinafter referred to as the "POLICY CLAIM AMOUNT"). Amounts paid by the Certificate Insurer under the Policy shall be deposited by the Trustee into the Policy Payments Account and thereafter into the Collection Account for payment to Class A Certificateholders on the related Distribution Date (or promptly following payment on a later date as set forth in the Policy).

          (b) Any notice delivered by the Trustee to the Certificate Insurer pursuant to subsection 6.4(a) shall specify the Policy Claim Amount claimed under the Policy and shall constitute a "Notice of Claim" under the Policy. In accordance with the provisions of the Policy, the Certificate Insurer is required to pay to the Trustee the Policy Claim Amount properly claimed thereunder by 12:00 noon, New York City time, on the later of (i) the third Business Day (as defined in the Policy) following receipt on a Business Day (as defined in the Policy) of the Notice of Claim, and (ii) the applicable Distribution Date. Any payment made by the Certificate Insurer under the Policy shall be applied solely to the payment of the Class A Certificates, and for no other purpose.

          (c) The Trustee shall (i) receive as attorney-in-fact of each Certificateholder any Policy Claim Amount from the Certificate Insurer and (ii) deposit the same in the Policy Payments Account and thereafter into the Collection Account for disbursement to the Class A Certificateholders as set forth in clauses (iii) and (iv) of subsection 5.5(a). Any and all Policy Claim Amounts disbursed by the Trustee from claims made under the Policy shall not be considered payment by the Trust or from the Spread Account with respect to such Class A Certificates, and shall not discharge the obligations of the Trust with respect thereto. The Certificate Insurer shall, to the extent it makes any payment with respect to the Class A Certificates, become subrogated to the rights of the recipients of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Class A Certificates by or on behalf of the Certificate Insurer, the Trustee shall assign to the Certificate Insurer all rights to the payment of interest or principal with respect to the Class A Certificates which are then due for payment to the extent of all payments made by the

Certificate Insurer and the Certificate Insurer may exercise any option, vote, right, power or the like with respect to the Class A Certificates to the extent that it has made payment pursuant to the Policy. To evidence such subrogation, the Certificate Registrar shall note the Certificate Insurer's rights as subrogee upon the register of Class A Certificateholders upon receipt from the Certificate Insurer of proof of payment by the Certificate Insurer of any Guaranteed Distributions.

          (d) The Trustee shall be entitled to enforce on behalf of the Class A Certificateholders the obligations of the Certificate Insurer under the Policy. Notwithstanding any other provision of this Agreement, the Class A Certificateholders are not entitled to institute proceedings directly against the Certificate Insurer.

          Section 6.5. PREFERENCE CLAIMS; DIRECTION OF PROCEEDINGS. (a) In the event that the Trustee has received a certified copy of an order of the appropriate court that any Guaranteed Distribution paid on a Class A Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Trustee shall so notify the Certificate Insurer, shall comply with the provisions of the Policy to obtain payment by the Certificate Insurer of such avoided payment, and shall, at the time it provides notice to the Certificate Insurer, notify Holders of the Class A Certificates by mail that, in the event that any Class A Certificateholder's payment is so recoverable, such Class A Certificateholder will be entitled to payment pursuant to the terms of the Policy. Pursuant to the terms of the Policy, the Certificate Insurer will make such payment on behalf of the Class A Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order (as defined in the Policy) and not to the Trustee or any Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such payment to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, in which case the Certificate Insurer will make such payment to the Trustee for distribution to such Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer).

          (b) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action (of which the Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "PREFERENCE CLAIM") of any distribution made with respect to the Class A Certificates. Each Holder, by its purchase of Class A Certificates, and the Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal at the expense of the Certificate Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 6.4(c), the Certificate Insurer shall be subrogated to, and each Class A Certificateholder and the Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Trustee and each Class A Certificateholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

          Section 6.6. SURRENDER OF POLICY. The Trustee shall surrender the Policy to the Certificate Insurer for cancellation upon its expiration in accordance with the terms thereof.

                                     ARTICLE VII

                                   THE CERTIFICATES

          Section 7.1. THE CERTIFICATES. (a) The Class A Certificates and the Class B Certificates shall be issued in denominations of $1,000 initial principal amount and integral multiples of $1,000 thereof, except that one Class B Certificate shall be issued in a denomination that includes any residual amount. The Certificates shall be executed on behalf of the Trustee by manual or facsimile signature of any Responsible Officer of the Trustee having such authority under the Trustee's seal imprinted or otherwise affixed thereon and authenticated on behalf of the Trustee by the manual or facsimile signature of any other Responsible Officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates.

          Section 7.2. AUTHENTICATION OF CERTIFICATES. The Trustee shall cause the Certificates to be authenticated on behalf of the Trust, authenticated, and delivered to or upon the order of the Seller, signed by its chairman of the board, its vice chairman, its chief financial officer, its president, any vice president, its treasurer, or any assistant treasurer, its secretary or any assistant secretary, without further corporate action by the Seller, in exchange for the Receivables and the other Trust Property, simultaneously with the sale, assignment and transfer to the Trustee of the Receivables, and the delivery to the Custodian on behalf of the Trustee of the Receivable Files and the other Trust Property. Such Certificates shall be duly executed by the Trustee, in authorized denominations equaling in the aggregate the Cut-off Date Principal Balance and evidencing the entire ownership of the Trust. No Certificate shall entitle its holder to any benefit under the Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A or Exhibit B hereto executed by the Trustee by manual signature of an authorized signatory; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication and shall be numbered in the manner determined by the Trustee.

          Section 7.3.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.
(a) The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 7.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the initial Certificate Registrar. In the event that, subsequent to the Cut-off Date, the Trustee notifies the Servicer that it is unable to act as Certificate Registrar, the Servicer shall appoint another bank or trust company, having an office or agency located in New York, New York, agreeing to act in accordance with the provisions of this Agreement applicable to it, and otherwise acceptable to the Trustee, to act as successor Certificate Registrar under this Agreement.

          The Certificates have not been registered under the Securities Act or any state securities law. The Certificate Registrar shall not register the transfer of any Class A Certificate or Class B Certificate unless such resale or transfer is pursuant to an effective registration statement under the Securities Act (as certified to the Trustee by the Seller) or is to the Seller or unless it shall have received (i) a representation letter substantially in the form of Exhibit G hereto or (ii) such other representations (or an Opinion of Counsel) satisfactory to the Seller or the Certificate Registrar to the effect that such resale or transfer is made (A) to a person who the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, in a transaction meeting the requirements of Rule 144 under the Securities Act, or in accordance with another exemption from registration requirements of the Securities Act (and based upon an opinion of counsel if the Issuer or the Seller so requests) or (B) pursuant to an effective registration statement, and in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, and the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth above. Until the earlier of (i) such time as the Certificates shall be registered pursuant to a registration statement filed under the Securities Act and (ii) the date three years from the later of the date of the original authentication and delivery of the Certificates and the date any Certificate was acquired from the Seller or any affiliate of the Seller, the Certificates shall bear a legend as follows:

               THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER

          REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE CERTIFICATE REGISTRAR OR SELLER SO REQUESTS), (2) TO THE SELLER OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY OTHER APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY TO THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

The Certificate Registrar shall not register the initial purchase of the Certificates unless it shall have received a Purchaser Representation Letter in the form of Exhibit G. Neither the Seller, the Servicer, the Trust, Atlantic nor the Trustee is obligated to register the Certificates of any Class under the Securities Act or to take any other action not otherwise required under the Agreement to permit the transfer of Certificates without registration.

          So long as the Certificates are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Servicer will provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

          Notwithstanding anything to the contrary herein, the Certificate Registrar shall not register the transfer of any Certificate unless it shall have received either (a) a representation letter substantially in the form of Exhibit G hereto or (b) an Opinion of Counsel from the prospective transferee of such Certificate, acceptable to, and in form and substance satisfactory to, the Seller, to the effect that (i) such transferee will not acquire such Certificate with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA, (ii) no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective transferee's acquisition of the Certificate or
(iii) the acquisition of the Certificate is subject to a statutory or administrative exemption, specified in such letter or opinion, from the "prohibited transaction" provisions of ERISA and the Code.

          (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall, subject to Section 7.3(a), execute, authenticate, and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class or dollar aggregate amount upon surrender of the Certificates to be exchanged at the Corporate Trust Office.

          (c) Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder or his attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trustee.

          (d) The Class A Certificates shall be issued in the form of one or more type- written Class A Certificates representing book-entry Class A Certificates, to be delivered to the Trustee as custodian for the Depository, which is acting as the initial Clearing Agency. The provisions of this Section 7.3(d) shall control the registration and transfer of Class A Certificates in book-entry form notwithstanding any other provisions of this Agreement. The Class A Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the Depository, and no Class A Certificateholder will receive a physical Class A Certificate representing such Class A Certificateholder's interest in the Class A Certificates, except as provided in this Section:

               (i) the rights of beneficial owners will be exercised only through the Depository and will be limited to those established by law and agreements between such beneficial owners and the Depository and/or the Participants.

               (ii) If at any time the Depository for the book-entry Class A Certificates notifies the Trustee that it is unwilling or unable to continue as Depository for the book-entry Class A Certificates, or if at any time the Depository for the book-entry Class A Certificates shall give notice to the Trustee that such Depository has ceased to be a Clearing Agency, after prompt written notice to the Certificate Insurer, the Trustee with the prior written consent of the Certificate Issuer shall appoint a successor Depository with respect to the book-entry Class A Certificates. If a successor Depository for the book-entry Class A Certificates is not appointed by the Trustee within 90 days after the Trustee receives such notice or becomes aware of such ineligibility, representation of a portion or all of the Class A Certificates, as the case may be, by the book-entry Class A Certificates shall no longer be effective and, in exchange for the book-entry Class A Certificates, the Trustee shall give written notice to the Certificate Insurer and shall execute and deliver to such Persons as are designated by the Depository, physical Class A Certificates in authorized denominations, registered in such names as the Depository shall designate, with the legend (or such legends as may be applicable thereto in accordance with Section 7.3 hereof), in an aggregate principal balance equal to the principal balance of the book-entry Class A Certificates.

               (iii) If at any time the Trustee has, pursuant to this Agreement, instituted or joined in or has been directed to institute or join in any judicial proceeding in a court to enforce the rights of the Certificate Insurer or the Class A Certificateholders, and the Trustee has been advised by legal counsel that in connection with such proceeding it is necessary or appropriate for the Trustee to obtain possession of the Class A Certificates, the Trustee may, in its sole discretion, determine that the Class A Certificates represented by the book-entry Class A Certificates shall no longer be represented by such book-entry Class A Certificates. In such event, the Trustee shall execute and deliver to such Persons as are designated by the Depository, in exchange for the book-entry Class A Certificates, physical Class A Certificates, in authorized denominations, registered in such names as the Depository shall designate, in an aggregate principal balance equal to the principal balance of the book-entry Class A Certificates.

               (iv) Every Class A Certificate delivered upon registration of transfer of, or in exchange for or in lieu of, a book-entry Class A Certificates or any portion thereof, whether pursuant to this Section or otherwise, shall be delivered in the form of, and shall be, a book-entry Class A Certificates in accordance with the rules of the Depository and no further certification shall be required, unless such Class A Certificate is registered in the name of a Person other than the Depository for such book-entry Class A Certificates or a nominee thereof.

               (v) the Certificate Registrar and the Trustee will be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Class A Certificates and the giving of instructions or directions hereunder) as the sole holder of the Class A Certificates, and shall have o obligation to the beneficial owners.

               (vi) whenever this Agreement requires or permits actions to be taken subsequent to the occurrence and continuance of an Insurer Default based upon instructions or directions of Certificateholders of Class A Certificates evidencing a specified percentage of the Outstanding Amount of the Class A Certificates, the Clearing Agency will be deemed to represent such percentage only to the extent that it has received instructions to such effect from beneficial owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A Certificates and has delivered such instructions to the Trustee.

               (vii) without the prior written consent of the Seller, the Certificate Insurer and the Trustee, no such Class A Certificate may be transferred by the Depository except to a successor Depository that agrees to hold such Class A Certificate for the account of the beneficial owners or except upon the election of the Beneficial Owner thereof or a subsequent transferee to hold such Class A Certificate in physical form in accordance with Section 7.3 hereof.

          Neither the Trustee nor the Certificate Registrar shall have any responsibility to monitor or restrict the transfer of beneficial ownership in any Class A Certificate an interest in which is transferable through the facilities of the Depository.

          (e) All Certificates issued upon any registration of transfer or exchange of Certificates shall be the valid obligations of the Trust, evidencing the same rights, and entitled to the same benefits under this Agreement, as the Certificates surrendered upon such registration of transfer or exchange.

          (f) Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Certificateholder thereof or such Certificateholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

          (g) No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

          (h) The preceding provisions of this Section notwithstanding, the Trustee shall not be required to make, and the Certificate Registrar need not register, transfers or exchanges of Certificates selected for redemption or of any Certificate for a period of 15 days preceding the due date for any payment with respect to the Certificate.

          (i) The Certificates and this Agreement may be amended or supplemented from time to time without the consent of any of the Certificateholders but with the prior written consent of the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing) to modify restrictions on and procedures for resale and other transfers of the Certificates of any class to reflect any change in applicable law or regulations (or the interpretation thereof) or practices relating to the resale or transfer of restricted securities generally.

          (j) There shall be only one legal or beneficial owner of the Class B Certificates at any time unless the transferor thereof has provided an Opinion of Counsel to the Certificate Registrar and the Certificate Insurer that the holding of the Class B Certificates by more than one legal or beneficial owner will not cause the Trust to fail to qualify as a grantor trust or the owners of the Class B Certificates to be treated as owners of a separate association taxable as a corporation.

          Section 7.4.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.  If
(a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Registrar, the Trustee and (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Fractional Undivided Interest. In connection with the issuance of any new Certificate under this Section 7.4, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 7.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 7.5. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.5 and for all other purposes whatsoever, and neither the Trustee, the Certificate Registrar, the Certificate Insurer nor any agent of the Trustee, the Certificate Registrar or the Certificate Insurer shall be affected by any notice to the contrary.

          Section 7.6. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Trustee shall furnish or cause to be furnished to the Servicer or (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer, within 10 days after receipt by the Trustee of a written request therefor from such party, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders, or one or more Certificateholders evidencing not less than 25% of the Class A Certificate Balance and the Class B Certificate Balance (hereinafter referred to as "APPLICANTS"), apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders of such Class with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication that such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Certificateholders. Every Certificateholder, by receiving and holding a Certificate, agrees with the Servicer and the Trustee that neither the Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders under this Agreement, regardless of the source from which such information was derived.

          Section 7.7. MAINTENANCE OF OFFICE OR AGENCY. The Trustee shall maintain in New York, New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and an office in New York, New York where notices and demands to or upon the Trustee in respect of the Certificates and this

Agreement may be served. The Trustee initially designates the Corporate Trust Office as specified in this Agreement as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                                     ARTICLE VIII

                                      THE SELLER

          Section 8.1. LIABILITY OF SELLER. The Seller shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Seller and the representations made by the Seller. The Seller shall indemnify, defend, and hold harmless the Trustee from and against any loss, liability or reasonable expense incurred by reason of (a) the Seller's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or (b) the Seller's violation of Federal or State securities laws in connection with the sale of the Certificates.

          Indemnification under this Section 8.1 shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments to the Trustee pursuant to this Section 8.1 and the Trustee thereafter shall collect any of such amounts from others, the Trustee shall repay such amounts to the Seller, without interest.

          Section 8.2. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF SELLER; AMENDMENT OF CERTIFICATE OF INCORPORATION. (a) The Seller shall not merge or consolidate with any other Person or permit any other Person to become the successor to the Seller's business without (so long as an Insurer Default shall not have occurred and be continuing) the prior written consent of the Certificate Insurer and if an Insurer Default has occurred and is continuing, the Certificate Majority. Any Person (i) into which the Seller may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Seller shall be a party, or (iii) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases (x) has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in the Seller's certificate of incorporation, and (y) executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Seller shall provide prompt notice of any merger, consolidation or succession pursuant to this Section 8.2 to the Trustee, the Certificate Insurer, the Certificateholders and each Rating Agency. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i),
(ii) and (iii) above, (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.4 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become a Servicer Termination Event shall have occurred and be continuing, (x) the Seller shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 8.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (y) the Seller shall have delivered to the Certificate Insurer and the Trustee an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trustee in the Trust Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest, and (z) immediately after giving effect to such transaction, no Insurance Agreement Event of Default and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default shall have occurred and be continuing. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section 8.2 to each Rating Agency and shall have received confirmation from each Rating Agency that the then current rating of the Certificates will not be downgraded as a result of such merger, consolidation or succession. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (w), (x), (y) and (z) above shall be conditions to the consummation of the transactions referred to in clause (i), (ii) or (iii) above.

          (b) The Seller hereby agrees that it shall not (i) take any action prohibited by Article III of its certificate of incorporation or (ii) without the prior written consent of the Trustee and (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer and without giving prior written notice to the Rating Agencies, amend Article III, V, VI, VII, IX, X, XI or XII of its certificate of incorporation.

          Section 8.3. LIMITATION ON LIABILITY OF SELLER AND OTHERS. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations as Seller of the Receivables under this Agreement and that in its opinion may involve it in any expense or liability.

          Section 8.4. SELLER MAY OWN CERTIFICATES. Each of the Seller and any Affiliate of the Seller may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Seller or an Affiliate thereof except as otherwise specifically provided herein. Certificates so owned by or pledged to the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates; PROVIDED, HOWEVER, that any Certificates owned by the Seller or any Affiliate thereof, during the time such Certificates are owned by them, shall be without voting rights for any purpose set forth in this Agreement and will not be entitled to the benefits of the Policy. The Seller shall notify the Trustee and the Certificate Insurer promptly after it or any of its Affiliates become the owner or pledgee of a Certificate.

          Section 8.5. SELLER NOT TO INCUR DEBT. The Seller shall not incur any debt under Article III or Article X of its certificate of incorporation in a manner which would result in the withdrawal of or reduction of the then current rating of the Class A Certificates by either of the Rating Agencies.

                                      ARTICLE IX

                                     THE SERVICER

          Section 9.1. LIABILITY OF SERVICER; INDEMNITIES. (a) The Servicer shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer and to the extent not covered in Section 3.04 of the Insurance Agreement.

          (b) The Servicer shall defend, indemnify and hold harmless the Trustee, the Backup Servicer, the Collateral Agent, the Certificate Insurer, their respective officers, directors, agents and employees, the Trust, and the Certificateholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.

          (c) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Backup Servicer, the Collateral Agent, the Certificate Insurer, their respective officers, directors, agents and employees, and the Certificateholders from and against any taxes that may at any time be asserted against the Trust, the Trustee or the Certificateholders with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables and the other Trust Property to the Trustee or the issuance and original sale of the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same.

          (d) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Backup Servicer, the Certificate Insurer, the Collateral Agent, their respective officers, directors, agents and employees and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trustee, the Trust, the Certificate Insurer or the Certificateholders through the breach of this Agreement, the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

          (e) The Servicer shall indemnify, defend, and hold harmless the Trustee, its officers, directors, agents and employees, from and against all costs, taxes (other than income taxes on fees and expenses payable to the Trustee), expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained in this Agreement, except to the extent that such cost, taxes (other than income taxes), expense, loss, claim, damage or liability (A) is due to the willful misfeasance, bad faith or gross negligence of the Trustee, or (B) arises from the Trustee's breach of any of its representations or warranties set forth in Section 11.12; PROVIDED, HOWEVER, that amounts payable under this paragraph shall be increased by the amount of income taxes actually paid by the Trustee in respect of any indemnity payment unless the Trustee received or can reasonably be expected to receive a tax deduction for the related loss or cost.

          (f) For purposes of this Section 9.1, in the event of the termination of the rights and obligations of the Servicer (or any successor thereto pursuant to Section 9.2) as Servicer pursuant to Section 10.1, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 10.3. The provisions of this Section 9.1(f) shall in no way affect the survival pursuant to Section 9.1(g) of the indemnification by the Servicer provided by Sections 9.1(b) through 9.1(e).

          (g) Indemnification under this Article shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding any other provision of this Agreement, the obligations of the Servicer described in this Section shall not terminate or be deemed released upon the resignation or termination of Atlantic as the Servicer and shall survive any termination of this Agreement.

          Section 9.2. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE SERVICER OR BACKUP SERVICER. (a) The Servicer shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be an Eligible Servicer and shall be capable of fulfilling the duties of the Servicer contained in this Agreement. Any Person
(i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of the Servicer, or (iv) succeeding to the business of the Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Servicer from any obligation. The Servicer shall provide prior written notice of any merger, consolidation or succession pursuant to this Section 9.2(a) to the Seller, the Trustee, the Certificate Insurer, the Certificateholders and each Rating Agency.

Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Insurance Agreement Event of Default, shall have occurred and be continuing, (y) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 9.2(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Servicer shall have delivered to the Trustee and the Certificate Insurer an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trustee in the Trust Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

          (b) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

          Section 9.3. LIMITATION ON LIABILITY OF SERVICER, BACKUP SERVICER AND OTHERS. Neither the Servicer, the Backup Servicer nor any of the directors or officers or employees or agents of the Servicer or Backup Servicer shall be under any liability to Atlantic, the Trust or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; PROVIDED, HOWEVER, that this provision shall not protect the Servicer, the Backup Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties (including negligence with respect to the Servicer's indemnification obligations hereunder), by reason of reckless disregard of obligations and duties under this Agreement or any violation of law by the Servicer, Backup Servicer or such Person, as the case may be; FURTHER PROVIDED, that this provision shall not affect any liability to indemnify the Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trustee in its individual capacity. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may rely in good faith on the advice of counsel or on any document of any kind PRIMA FACIE properly executed and submitted by any Person respecting any matters arising under this Agreement. The Backup Servicer shall not be


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

required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the repayment of such funds or adequate written indemnity against such risk or liability is not reasonably assured to it in writing prior to the expenditure or risk of such funds or unicorns of financial liability.

          Section 9.4. DELEGATION OF DUTIES. (a) So long as Atlantic is the Servicer, the Servicer may delegate duties under this Agreement to any sub-servicer willing to such accept such delegation and to perform such duties (including any Affiliate of the Servicer) in accordance with the customary procedures of the Servicer; PROVIDED, HOWEVER, that after the date of this Agreement the Servicer shall not delegate any material duties currently performed by Alltel Information Services, Inc. or Atlantic to any sub-servicer, without the prior written consent of the Certificate Insurer, the Trustee and the Backup Servicer. Any such delegation or subcontracting by the Servicer shall not relieve the Servicer of its liability and responsibility with respect to such duties and shall not constitute a resignation within the meaning of Section 9.5 hereof. So long as no Insurer Default shall have occurred and be continuing, neither Atlantic nor any other party acting as Servicer hereunder shall appoint any sub-servicer hereunder without the prior written consent of the Certificate Insurer, the Trustee and the Backup Servicer.

          (b) Any such delegation or subcontracting by the Servicer shall be deemed to be between the Servicer and the sub-servicer alone. The Trustee, the Trust, the Certificate Insurer and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to such delegation or subcontracting.

          Section 9.5. SERVICER AND BACKUP SERVICER NOT TO RESIGN. Subject to the provisions of Section 9.2, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) or a Certificate Majority (if an Insurer Default shall have occurred and be continuing) does not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trustee and the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing). No resignation of the Servicer shall become effective until, so long as no Insurer Default shall have occurred and be continuing, the Backup Servicer or an entity acceptable to the Certificate Insurer shall have assumed the responsibilities and obligations of the Servicer or, if an Insurer Default shall have occurred and be continuing, the Backup Servicer or a successor Servicer that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until, so long as no Insurer Default shall have occurred and be continuing, an entity acceptable to the Certificate Insurer shall have assumed the responsibilities and obligations of the Backup Servicer or, if an Insurer Default shall have occurred and be continuing, a Person that is an Eligible Servicer shall have assumed the responsibilities and obligations of the Backup Servicer; PROVIDED, HOWEVER, that in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation as permitted by this Section 9.5, the Backup Servicer may petition a court for its removal.

                                      ARTICLE X

                             SERVICER TERMINATION EVENTS

          Section 10.1. SERVICER TERMINATION EVENT. For purposes of this Agreement, each of the following shall constitute a "SERVICER TERMINATION EVENT":

          (a) any failure by the Servicer or, so long as Atlantic or an Affiliate of Atlantic is the Servicer, the Seller to deliver to the Trustee for distribution to Certificateholders or deposit in the Spread Account any proceeds or payment required to be so delivered under the terms of the Certificates or this Agreement (including deposits of the Purchase Amount pursuant to Section 3.6 or Section 4.7) that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trustee or (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer or after discovery of such failure by a Responsible Officer of the Servicer (but in no event later than five Business Days after the Servicer is required to make such delivery or deposit);

          (b) failure by the Servicer to deliver to the Trustee and (so long as an Insurer Default shall not have occurred and be continuing) to the Certificate Insurer the Servicer's Certificate required by Section 4.9 within one (1) Business Day after the date such certificate is required to be delivered;

          (c) failure on the part of the Servicer to observe its covenants and agreements set forth in Section 9.2(a);

          (d) failure on the part of the Servicer or, so long as Atlantic or an Affiliate of Atlantic is the Servicer, the Seller, duly to observe or perform in any material respect any other covenants or agreements of the Servicer or, so long as Atlantic or an Affiliate of Atlantic is the Servicer, the Seller, as the case may be, set forth in the Certificates or in this Agreement, (or, as to Atlantic, if Atlantic or an Affiliate of Atlantic is the Servicer, the Receivables Purchase Agreement) which failure continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, any Certificateholder);


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

          (e) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

          (f) the commencement by the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) or of any substantial part of its property or the making by the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) of an assignment for the benefit of creditors or the failure by the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) generally to pay its debts as such debts become due or the taking of corporate action by the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) in furtherance of any of the foregoing;

          (g) any representation, warranty or statement of the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty set forth in Section 3.4(a)), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust and, within 30 days after written notice thereof shall have been given to the Servicer (or, if Atlantic or an Affiliate of Atlantic is the Servicer, the Seller) by the Trustee or the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, a Certificateholder), the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

          (h) so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.14;

          (i) so long as an Insurer Default shall not have occurred and be continuing, (x) an Insurance Agreement Event of Default shall have occurred or (y) an Insurance

     Agreement Event of Default with respect to another Series (as defined in the Insurance Agreement) shall have occurred;

          (j) if the Certificate Insurer shall request that the Servicer terminate the Lockbox Agreement and establish a new Lockbox Agreement and the Servicer fails to promptly expedite such new Lockbox Agreement and within 30 days after written notice thereof shall have been given to the Servicer by the Certificate Insurer, the new Lockbox Agreement shall not have been established; or

          (k)  a claim is made under the Policy.

          Section 10.2. CONSEQUENCES OF A SERVICER TERMINATION EVENT. If a Servicer Termination Event shall occur and be continuing, so long as no Insurer Default shall have occurred and be continuing, the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, any of the Trustee or the Holders of Certificates evidencing not less than a Certificate Majority), by notice given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or the Certificateholders) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, or, if the Certificate Insurer shall not have delivered a Servicer Extension Notice pursuant to Section 4.14, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Certificates or the Trust Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer or such other successor servicer selected by the Certificate Insurer pursuant to Section 10.3(b); PROVIDED, HOWEVER, that the Backup Servicer or any other successor servicer shall have no liability with respect to any obligation which was required to be performed by the prior Servicer prior to the date that the Backup Servicer or any other successor servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer. Each successor servicer is authorized and empowered by this Agreement to execute and deliver, on behalf, and at the expense of, of the prior Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the other Trust Property and related documents to show the Trustee as lien holder or secured party on the related Lien Certificates, or otherwise. The prior Servicer agrees to cooperate with the Backup Servicer or any other successor servicer in effecting the termination of the responsibilities and rights of the prior Servicer under this Agreement, including, without limitation, the transfer to the Backup Servicer or any other successor servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the Backup Servicer or any other successor servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form containing all information necessary to enable the Backup Servicer or a successor Servicer to service the Receivables and the other Trust Property. If requested by the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing), the Backup Servicer or successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the Servicer (in which event the Servicer shall process such payments in accordance with Section 4.2(e)), or to a lock box established by the Servicer at the direction of the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing), at the Servicer's expense. The Trustee and the Backup Servicer may set off and deduct any amounts owed by the terminated Servicer from any amounts payable to the terminated Servicer pursuant to the preceding sentence. The terminated Servicer shall grant the Trustee, the Backup Servicer and the Certificate Insurer reasonable access to the terminated Servicer's premises at the Servicer's expense.

          Section 10.3. APPOINTMENT OF SUCCESSOR. (a) On and after (i) the time the Servicer receives a notice of termination pursuant to Section 10.2 or
(ii) upon the resignation of the Servicer pursuant to Section 9.5 or (iii) the receipt by the Backup Servicer (or any alternate successor Servicer appointed by the Certificate Insurer pursuant to Section 10.3(b)), of written notice from the Certificate Insurer that the Certificate Insurer is not extending the Servicer's term pursuant to Section 4.14, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement; PROVIDED, HOWEVER that the Backup Servicer shall not be liable for any acts, omissions or obligations of the Servicer prior to such succession or for any breach by the Servicer of any of its representations and warranties contained in this Agreement or in any related document or agreement. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.
If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 10.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

          (b) The Certificate Insurer may (so long as an Insurer Default shall not have occurred and be continuing) exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer, a Person other than the Person serving as Backup Servicer at the time, and (without limiting its obligations under the Policy) shall have no liability to the Trustee, Atlantic, the Seller, the Person then serving as Backup Servicer, any Certificateholder or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer and an Insurer Default shall have occurred and be continuing, the Backup Servicer, the Trustee or a Certificate Majority may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending such appointment, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 9.5, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 10.2 or the resignation of the Servicer pursuant to Section 9.5. If upon the termination of the Servicer pursuant to Section 10.2 or the resignation of the Servicer pursuant to Section 9.5, the Certificate Insurer appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

          (c) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under the Agreement if the Servicer had not resigned or been terminated hereunder. If any successor Servicer is appointed for any reason, the Certificate Insurer and such successor Servicer may agree on additional compensation to be paid to such successor Servicer, which additional compensation shall be payable out of funds on deposit in the Spread Account. In addition, any successor Servicer shall be entitled, out of funds in the Spread Account, to reasonable transition expenses incurred in acting as successor Servicer.

          Section 10.4. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this
Article X, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

          Section 10.5. WAIVER OF PAST DEFAULTS. So long as no Insurer Default shall have occurred and be continuing, the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority) may, on behalf of all Holders of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                      ARTICLE XI

                                     THE TRUSTEE

          Section 11.1. DUTIES OF TRUSTEE. (a) Subject to paragraph (c) of this Section 11.1, the Trustee, both prior to and after the occurrence of a Servicer Termination Event, undertakes to perform as Trustee such duties and only such duties as are specifically set forth in this Agreement.

          (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provisions of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act (other than errors in judgment) or its own bad faith or willful misfeasance; PROVIDED, HOWEVER, that:

          (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proven that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

          (iii) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement; and

          (iv) the Trustee shall not be liable for any action it takes or omits to take in good faith at the direction of the Certificate Insurer (or, after an Insurer Default shall have occurred and be continuing, a Certificate Majority); PROVIDED THAT the Trustee shall not be authorized hereunder to comply with any direction which is not authorized by the terms of this Agreement.

          (d) Notwithstanding any other provision of this Agreement, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Backup Servicer shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          (e) The Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in this Agreement, or of any failure by the Seller to comply with the obligations of the Seller referred to in this Agreement, unless a Trustee officer obtains actual knowledge of such failure (it being understood that knowledge of the Servicer is not attributable to the Trustee unless the Trustee has become the successor servicer) or the Trustee receives written notice of such failure from the Servicer or the Seller, as the case may be, or the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, the Holders of Certificates evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance).

          (f) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

          Section 11.2. TRUSTEE'S ASSIGNMENT OF ADMINISTRATIVE RECEIVABLES AND WARRANTY RECEIVABLES. With respect to all Administrative Receivables and all Warranty Receivables purchased by the Servicer, the Seller or Atlantic, the Trustee shall take any and all actions reasonably requested by the Seller, Atlantic or Servicer, at the expense of the Person whose obligation was to repurchase the Administrative Receivable or Warranty Receivables, as the case may be, to assign, without recourse, representation or warranty, to the Seller, Atlantic or the Servicer, as applicable, including, without limitation, all the items conveyed to the Trustee pursuant to Section 3.1(a) with respect to such purchased Receivable, all moneys due thereon, the security interests in the related Financed Vehicles, proceeds from any Insurance Policies, proceeds from recourse against Dealers on such Receivables and the interests of the Trust in certain rebates of premiums and other amounts relating to the Insurance Policies and any documents relating thereto, such assignment being an assignment outright and not for security; and the Seller, Atlantic or the Servicer, as applicable, shall thereupon own such Receivable, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Each of the Servicer, the Trustee and the Seller shall cooperate with respect to the orderly transfer of the servicing to the party purchasing the Administrative Receivable or Warranty Receivable, as the case may be, hereunder, and each of the Servicer, the Trustee and the Seller shall cooperate with such party to ensure that the purchasing party is subrogated to the rights of each such Person with respect to such Receivable.

          Section 11.3. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 11.1(c):

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any of the Certificateholders or the Certificate Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; PROVIDED, HOWEVER, that the Trustee shall, upon the occurrence of a Servicer Termination Event (that has not been cured), exercise the rights and powers vested in it by this Agreement with reasonable care and skill;


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

          (d) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or (if an Insurer Event of Default shall have occurred and be continuing) by Holders of Certificates evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand;

          (e) the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement ether directly or by or through agents or attorneys or custodians. The Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by the Trustee. The Trustee shall not be responsible for any misconduct or negligence attributable to the acts or omissions of the Servicer;

          (f) the Trustee may rely, as to factual matters relating to the Seller or the Servicer, on an Officer's Certificate of a Responsible Officer of the Seller or Servicer, respectively; and

          (g) the Trustee shall not be required to take any action or refrain from taking any action under this Agreement, or any Related Document referred to herein, nor shall any provision of this Agreement, or any such Related Document be deemed to impose a duty on the Trustee to take action, if the Trustee shall have been advised by counsel that such action is contrary to the terms of this Agreement, or any Related Document or is contrary to law.

          Section 11.4. TRUSTEE NOT LIABLE FOR CERTIFICATES OR RECEIVABLES. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the authentication of the Certificates) or of any Receivable or Related Document, except to the extent otherwise expressly provided herein. The Trustee shall at no time (except during such time, if any, as it is acting as successor Servicer) have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Financed Vehicle or any Receivable, or the perfection and priority of such a security interest or the maintenance of any such perfection and priority, or for or with respect to the efficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the existence, condition, location and ownership of any Financed Vehicle; the existence and enforceability of


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

any insurance thereon; the existence of any Receivable or any computer or other record thereof (it being understood that the Trustee has not reviewed and does not intend to review such matters, the sole responsibility for such review being vested in the Seller and the Servicer as applicable); the completeness of any Receivable; the receipt by the Servicer of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller and the Servicer with any covenant or the breach by the Seller and the Servicer of any warranty or representation made under this Agreement or in any related document and the accuracy of any such warranty or representation prior to the Trustee's receipt of notice or other discovery of any noncompliance therewith or any breach thereof, any investment of moneys by or at the direction of the Servicer or any loss resulting therefrom (it being understood, however, that the Trustee shall remain responsible for any Trust Property that it may hold directly); the acts or omissions of the Seller, the Servicer or any Obligor; any action of the Servicer taken in the name of the Trustee; the accuracy, content or completeness of any offering documents used in connection with the sale of the Certificates or any action by the Trustee taken at the instruction of the Servicer, the Seller, the Certificate Insurer or the Certificateholders holding the requisite percentage of Certificates; PROVIDED, HOWEVER, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, whether as Trustee or as Backup Servicer. The Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Receivables prior to the time such funds are deposited in the Collection Account.

          Section 11.5. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee and may deal with the Seller and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

          Section 11.6. TRUSTEE'S FEES AND EXPENSES; INDEMNIFICATION. The Servicer in a separate agreement (the "FEE LETTER") has covenanted and agreed to pay to the Trustee, and the Trustee shall be entitled to, certain annual and activity fees (the "ANNUAL TRUSTEE'S FEE") (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services, including services as Backup Servicer, rendered by it in the execution of the trusts created by this Agreement and in the exercise and performance of any of the powers and duties under this Agreement of the Trustee. To the extent not covered by Article IX, the Seller and the Servicer shall indemnify, defend, and hold harmless the Trustee and the Backup Servicer from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance of the performance of the trusts and duties contained in this Agreement, except to the extent that such cost, expense, loss, claim, damage or liability is due to the bad faith or gross negligence (except for errors in judgment) of the Trustee or the Backup Servicer, respectively. In addition, the Servicer in Section 9.1 has agreed to indemnify the Trustee with respect to certain matters, and the Certificateholders in their individual capacity under Section 11.3(c) or (d) may agree to indemnify the Trustee under certain circumstances. The provisions of this Section 11.6 shall (i) not be in limitation of the Fee Letter entered into in connection with this Agreement between the Servicer and the Trustee, (ii) shall not terminate or be deemed released upon the


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

resignation or termination of Atlantic as the Servicer and (iii) shall survive any termination of this Agreement.

          Section 11.7. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee under this Agreement shall at all times be a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, and (so long as an Insurer Default shall not have occurred and be continuing) satisfactory to the Certificate Insurer, and at all times (if each of Moody's and Standard & Poor's then has a rating outstanding on the Certificates) with a long-term debt rating from Moody's of "Baa3" or higher or otherwise acceptable to Moody's and a long-term debt rating from Standard & Poor's of "BBB" or higher or otherwise acceptable to Standard & Poor's. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 11.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.7, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.8.

          Section 11.8. RESIGNATION OR REMOVAL OF TRUSTEE. (a) Subject to the provisions of subsection (c) of this Section 11.8, the Trustee may at any time resign and be discharged from the trusts created by this Agreement by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer, with the consent of the Certificate Insurer (unless an Insurer Default shall have occurred and be continuing), shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the Certificate Insurer may appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.8 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer may remove the Trustee. If the Trustee is removed under the authority of the immediately preceding sentence, the Servicer or the Certificate Insurer, as the case may be, shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. The Servicer shall also pay all fees due and owing to the outgoing Trustee. Any successor trustee shall (so long as an Insurer Default shall not have occurred and be continuing) be acceptable to the Certificate Insurer.

          (c) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.8 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.9.

          (d) If the Trustee and the Backup Servicer shall be the same Person and the rights and obligations of the Backup Servicer shall have been terminated pursuant to Section 10.2, then the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority) shall have the option, by 60 days' prior notice in writing to the Seller, the Servicer and the Trustee, to remove the Trustee, and the Certificate Insurer shall not have any liability to the Trustee, Atlantic, the Seller, the Servicer or any Certificateholder in connection with such removal.

          Section 11.9. SUCCESSOR TRUSTEE. (a) Any successor Trustee appointed as provided in Section 11.8 shall execute, acknowledge and deliver to the Servicer and the Certificate Insurer, and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance (except as provided below), shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee; but, on request of the Servicer and the Certificate Insurer, or the successor trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such trustee so ceasing to act hereunder. Upon request of any such successor trustee, the Seller, on behalf of the Trust, shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts.
The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement or any Related Document; and the predecessor Trustee and the other parties to the Related Documents shall amend any Related Document to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 11.9 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.7. Upon acceptance of appointment by a successor Trustee as provided in this Section 11.9, the Seller shall mail notice by first-class mail of the successor of such Trustee and the address of the successor Trustee's corporate trust office under this Agreement to each Rating Agency, the Certificate Insurer and all Holders of Certificates at their addresses as shown in the Certificate Register. If the Seller fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Seller.

          Section 11.10. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee under this Agreement, provided such corporation shall be eligible under the provisions of Section 11.7, without the execution or filing of any instrument or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding. The Trustee or its successor hereunder shall provide the Servicer and the Certificate Insurer with prompt notice of any such transaction.

          Section 11.11. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property or any Financed Vehicle may at the time be located, the Trustee, with the consent of the Servicer not to be unreasonably withheld, and (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer, shall have the power and may execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Property, or any part thereof, and, subject to the other provisions of this Section 11.11, such powers, duties, obligations, rights and trusts as the Servicer, the Trustee and (so long as an Insurer Default shall not have occurred and be continuing) the Certificate Insurer may consider necessary or desirable. If the Servicer shall not have consented to such appointment within 15 days after the receipt by it of a request to do so, or if a Servicer Termination Event shall have occurred and be continuing, the consent of the Servicer shall not be required. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee under Section 11.7 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.9. Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and


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

          (iii) the Servicer, the Trustee and, provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (b) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (c) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 11.12. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. Each of the Trustee and Backup Servicer represents and warrants as of the date of this Agreement that:

          (a) it is either (i) a banking corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation or (ii) a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

          (b) it has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (c)  the execution, delivery and performance by it of this Agreement
     (i) do not violate any provision of any law or regulation governing the banking and trust powers of it or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to it or any of its assets, (ii) do not violate any provision of its corporate charter or by-laws, or (iii) to the best of its knowledge do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the Trust Property pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking other than this Agreement to which it is a party;

          (d) the execution, delivery and performance by it of this Agreement do not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency regulating its banking and corporate trust activities;

          (e) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding agreement of it, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of rights of creditors of federally-insured depository institutions and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (f) Trustee does not have actual knowledge that any Receivable is subject to a security interest; and

          (g) Trustee hereby covenants and agrees to obtain the prior written consent of the Certificate Insurer before taking any action under the Custody Agreement.

          Section 11.13. TAX RETURNS. In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Trustee, upon request, shall furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust, and shall execute such returns and cause such returns to be filed on or prior to the date on which such returns are due.

          Section 11.14. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF CERTIFICATES. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 11.15. SUIT FOR ENFORCEMENT. If a Servicer Termination Event shall occur and be continuing, the Trustee, in its discretion may (but shall have no duty or obligation so to proceed), subject to the provisions of Section 11.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

          Section 11.16. RIGHTS TO DIRECT TRUSTEE. Subject to Section 11.3(c), the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, a Certificate Majority) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED, HOWEVER, that subject to Section 11.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would be in violation of this Agreement or any of the Related Documents or would subject it to personal liability against which it has not been provided reasonable indemnity or (in the case of directions provided by a Certificate Majority) be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificate Insurer or the Certificateholders.

                                     ARTICLE XII

                                     TERMINATION

          Section 12.1. TERMINATION OF THE TRUST. (a) The respective obligations and responsibilities of the Seller, the Servicer and the Trustee created by this Agreement and the Trust created by this Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase as of any Record Date by the Seller or the Servicer at its option of the corpus of the Trust as described in Section 12.2) and the subsequent distribution to Certificateholders pursuant to Section 5.5 of the amount required to be deposited pursuant to Section 12.2 or (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement and the payment to the Certificate Insurer of all amounts payable or reimbursable to it pursuant to this Agreement and the Insurance Agreement.
In either case, there shall be delivered to the Trustee and the Certificate Insurer an Opinion of Counsel that all applicable preference periods under federal, state and local bankruptcy insolvency and similar laws have expired with respect to the payments pursuant to clause (ii); PROVIDED, HOWEVER, that in no event shall the trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living on the date of this Agreement of Rose Kennedy of the Commonwealth of Massachusetts; and provided, further, that the rights to indemnification under Sections 9.1 and 11.6 shall survive the termination of the Trust. The Servicer shall promptly notify the Trustee and the Certificate Insurer of any prospective termination pursuant to this Section 12.1.

          (b) Notice of any final distribution, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and retirement of the Certificates, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 1st day and not later than the 10th day of the month of such final distribution specifying (i) the Distribution Date upon which final


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

payment of the Certificates shall be made upon presentation and surrender of Certificates at the office of the Trustee therein specified, (ii) the amount of any such final payment, and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar and a copy of such notice to the Certificate Insurer at the time such notice is given to Certificateholders. In the event such notice is given, the Servicer or the Trustee, as the case may be, shall make deposits into the Collection Account in accordance with Section 5.4, or, in the case of an optional purchase of Receivables pursuant to Section 12.2, shall deposit the amount specified in Section 12.2. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.5.

          (c) In the event that all of the Certificateholders shall not surrender their Certificates for retirement within six months after the date specified in the above mentioned written notice, the Trustee shall have a second written notice to the remaining Certificateholders to surrender their Certificates for retirement and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for retirement, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. As soon as practicable after the termination of the Trust, the Trustee shall surrender the Policy to the Certificate Insurer for cancellation.

          Section 12.2. OPTIONAL PURCHASE OF ALL RECEIVABLES. On each Determination Date as of which the Aggregate Principal Balance is less than 10% of the Aggregate Principal Balance as of the Cut-off Date, the Servicer and the Seller each shall have the option to purchase the corpus of the Trust (with the consent of the Certificate Insurer, if such purchase would result in a claim on the Policy or would result in any amount owing to the Certificate Insurer remaining unpaid). To exercise such option, the Servicer or the Seller, as the case may be, shall pay the aggregate Purchase Amounts for the Receivables, plus the appraised value of any other property (including the right to receive any future recoveries) held as part of the Trust, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer or the Seller, as the case may be, and the Certificate Insurer (or the Trustee, if an Insurer Default shall have occurred and be continuing), and shall succeed to all interests in and to the Trust Property. The fees and expenses related to such appraisal shall be paid by the party exercising the option to purchase.

                                     ARTICLE XIII

                               MISCELLANEOUS PROVISIONS

          Section 13.1. AMENDMENT. (a) This Agreement may be amended by the Seller, the Servicer and the Trustee, with the prior written consent of the Certificate Insurer (so long


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

as an Insurer Default shall not have occurred and be continuing) but without the consent of any of the Certificateholders, (i) to cure any ambiguity or (ii) to correct or supplement any provisions in this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of the Certificateholders; PROVIDED, FURTHER, that if an Insurer Default has occurred and is continuing, such action shall not amend, modify or limit the Certificate Insurer's rights under (i)
Section 5.5(a), (ii) any rights to indemnification to which the Certificate Insurer is entitled hereunder or (iii) any defined terms used in preceding clause (i) or (ii).

          (b) This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of a Certificate Majority (which consent of any Holder of a Certificate given pursuant to this Section 13.1(b) or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or the Class A Pass-Through Rate or the Class B Pass-Through Rate or (b) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Certificates then outstanding, PROVIDED, FURTHER, that if an Insurer Default has occurred and is continuing, such action shall not amend, modify or limit the Certificate Insurer's rights under (i) Section 5.5(a), (ii) any rights to indemnification to which the Certificate Insurer is entitled hereunder or (iii) any defined terms used in preceding clause (i) or (ii).

          (c) Prior to the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency.

          (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder.

          (e) It shall not be necessary for the consent of Certificateholders pursuant to Section 13.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe, including the establishment of record dates.

          (f) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement, in addition to the Opinion of Counsel referred to in Section 13.2(i). The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

          Section 13.2. PROTECTION OF TITLE TO TRUST. (a) The Seller or the Servicer or both shall execute and file such financing statements and cause to be executed and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Trust, the Trustee and the Certificate Insurer under this Agreement in the Trust Property and in the proceeds thereof. The Seller or the Servicer or both shall deliver (or cause to be delivered) to the Trustee and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of
Section 9-402(7) of the UCC, unless it shall have given the Trustee and the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

          (c) Each of the Seller and the Servicer shall give the Trustee and the Certificate Insurer at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

          (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

          (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Trustee, the Servicer's master computer records (including any backup archives) that refer to any Receivable indicate clearly (with reference to the particular grantor trust) that the Receivable is owned by the Trust. Indication of the Trust's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the Receivable has been paid in full or repurchased by Atlantic, the Seller or the Servicer.

          (f) If at any time the Seller or the Servicer proposes to sell, grant a security interest in, or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they refer in any manner whatsoever to any Receivable, indicate clearly that such Receivable has been sold and is owned by the Trust unless such Receivable has been paid in full or repurchased by Atlantic, the Seller or the Servicer.

          (g) The Servicer shall permit the Trustee, the Backup Servicer, the Certificate Insurer, the Seller and their respective agents, at any time to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivables or any other portion of the Trust Property.

          (h) The Servicer shall furnish to the Trustee, the Backup Servicer, the Seller and the Certificate Insurer at any time upon request a list of all Receivables then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust. The Trustee shall hold any such list and Schedule of Receivables for examination by interested parties during normal business hours at the Corporate Trust Office upon reasonable notice by such Persons of their desire to conduct an examination.

          (i) The Seller and the Servicer shall deliver to the Trustee and the Certificate Insurer simultaneously with the execution and delivery of this Agreement and of each amendment thereto and upon the occurrence of the events giving rise to an obligation to give notice pursuant to Section 13.2(b) or (c), an Opinion of Counsel (a) stating that, in the opinion of such Counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables and the other Trust Property, and reciting the details of such filing or referring to prior Opinions of Counsel in which such details are given, (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest, or (c) stating in the opinion of such counsel, any action which is necessary to preserve and protect such interest during the following 12-month period.

          (j) The Servicer shall deliver to the Trustee and the Certificate Insurer, within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Closing Date, an Opinion of Counsel, either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no action shall be necessary to preserve and protect such interest.

          Section 13.3. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the

Trust, nor otherwise affect the rights, obligations and liabilities of the parties to this Agreement or any of them.

          (b) No Certificateholder shall have any right to vote (except as provided in this Section 13.3 or Section 10.2, 10.5 or 13.1) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision of this Agreement or any Related Document.

          (c) So long as no Insurer Default has occurred and is continuing, except as otherwise specifically provided herein, whenever Class A Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Class A Certificateholders if the Certificate Insurer agrees to take such action or give such consent or approval. If an Insurer Default shall have occurred and is continuing, no Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided in this Agreement and unless also the Holders of Certificates evidencing not less than 25% of the sum of the Class A Certificate Balance and the Class B Certificate Balance, or, if there are no Class A Certificates then outstanding, by Holders of Class B Certificates evidencing not less than 25% of the Class B Certificate Balance shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Trustee pursuant to and in compliance with this
Section 13.3 or Section 10.5; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 13.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Nothing in this Agreement shall be construed as giving the Certificateholders any right to make a claim under the Policy.

          Section 13.4. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 13.5. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 13.6. ASSIGNMENT. Notwithstanding anything to the contrary contained in this Agreement, except as provided in Section 8.2 or Section 9.2 and as provided in the provisions of the Agreement concerning the resignation of the Servicer and the Backup Servicer, this Agreement may not be assigned by Atlantic, the Seller or the Servicer without the prior written consent of the Trustee and the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing the Trustee and a Certificate Majority).

          Section 13.7. CERTIFICATES NONASSESSABLE AND FULLY PAID. Certificateholders shall not be personally liable for obligations of the Trust, the Fractional Undivided Interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and Certificates upon authentication thereof by the Trustee pursuant to Section 7.2 are and shall be deemed fully paid.

          Section 13.8. THIRD-PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Article XIII, no other Person shall have any right or obligation hereunder. The Certificate Insurer and its successors and assigns shall be a third-party beneficiary to the provisions of this Agreement, and shall be entitled to rely upon and directly enforce such provisions of this Agreement so long as no Insurer Default shall have occurred and be continuing. Except as expressly stated otherwise herein or in the Related Documents, any right of the Certificate Insurer to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Certificate Insurer in its sole and absolute discretion. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee.

          Section 13.9. FINANCIAL SECURITY AS CONTROLLING PARTY. Each Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee on behalf of the Trust, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Certificate Majority. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its sole and absolute discretion.

          Section 13.10. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

          Section 13.11. NOTICES. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of Atlantic, the Seller and for so long as Atlantic is the Servicer, the Servicer, at the following address: Atlantic Auto Finance Corporation, 800 Perinton Hills Office Park, Fairport, New York, 14450
(b) in the case of the Trustee, and, for so long as the Trustee is the Backup Servicer, the Backup Servicer, at the Corporate Trust Office, (c) in the case of each Rating Agency, 99 Church Street, New York, New York 10007 (for Moody's) and 26 Broadway, New York, New York 10004 (for Standard & Poor's), and (d) in the case of the Certificate Insurer, Financial Security Assurance, Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, Re:
Atlantic Auto Grantor Trust 1996-A, or at such other address as shall be designated by any such party in a written notice to the other parties. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register, and any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 13.12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Trustee, and the Certificateholders and their respective permitted successors and assigns, if any. Any request, notice, direction, consent, waiver or other instrument or action by any Certificateholder shall bind its successors and assigns.

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers, effective as of the day and year first above written.

                              ATLANTIC AUTO THIRD FUNDING CORPORATION,
                                as Seller



                              By /s/ Richard Harrison
                                ---------------------------------
                                Name:  Richard Harrison
                                Title: President


                              ATLANTIC AUTO FINANCE CORPORATION,
                                as Servicer


                              By /s/ Richard Harrison
                                ---------------------------------
                                Name:  Richard Harrison
                                Title: President


                              THE CHASE MANHATTAN BANK
                                as Trustee as Backup Servicer and
                                Collateral Agent


                              By /s/ John Mynttinen
                                ---------------------------------
                                Name:  John Mynttinen
                                Title: Second Vice President